UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number  (811-06260)

Quaker Investment Trust
 (Exact name of registrant as specified in charter)

1180 W. Swedesford Road, Suite 150
Berwyn, PA 19312
 (Address of principal executive offices) (Zip code)

Jeffry H. King, Sr.
Quaker Investment Trust
1180 W. Swedesford Road, Suite 150
Berwyn, PA 19312
 (Name and address of agent for service)

(800) 220-8888
Registrant's telephone number, including area code

Date of fiscal year end: June 30, 2017

Date of reporting period:  June 30, 2017

Item 1. Report to Stockholders.

Annual Report
June 30, 2017

Quaker Event Arbitrage Fund
Quaker Global Tactical Allocation Fund
Quaker Mid-Cap Value Fund
Quaker Small-Cap Value Fund
Quaker Strategic Growth Fund

Mutual fund investing involves risk. Principal loss is possible.

Investing in the Quaker Funds may involve special risk including, but not limited to, investments in smaller companies, short sales, foreign securities, special situations, debt securities and value growth investing.  Please refer to the prospectus for more complete information.

This report must be preceded or accompanied by a current prospectus.

The opinions expressed are those of the adviser or sub-advisers through the end of the period for this report, are subject to change, are not a guarantee, and should not be considered investment advice.

Fund holdings are subject to change and should not be considered a recommendation to buy or sell any security. Current and future holdings are subject to risk.

Chairman’s Letter to the Shareholders (unaudited)

June 30, 2017

Dear Fellow Shareholder:

The premise upon which Quaker Funds, Inc. was founded was the desire to afford everyday investors access to the same tactical and allocation strategies used by professional money managers to augment traditional investing strategies within a holistic asset allocation mix. Our commitment to this principle is still as strong today as it was the day we opened our doors.

Our management team continually strives to provide our shareholders with innovative investment alternatives and advisers that constantly seek superior returns. Thank you for your trust and investment in the Quaker Funds.

Sincerely,

Jeffry H. King, Sr.
Chairman & CEO

Quaker Investment Trust

Performance Update (unaudited)

Quaker Event Arbitrage Fund  (QEAAX, QEACX, QEAIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Event Arbitrage Fund (“Fund”) seeks to provide long-term growth of capital. The Fund generally invests in the securities of publicly traded companies involved in mergers, takeovers, tender offers, leveraged buyouts, spin-offs, liquidations or similar events.

PERFORMANCE REVIEW AND MARKET OUTLOOK

Over the last year the Fund returned 11.70% (before sales charges), whereas the total return of the S&P 500 was 17.90%. While the equity market gyrated over the last year, the Fund’s daily volatility was roughly one quarter lower than that of the S&P 500. The performance differential to the S&P 500 can be explained by the lower risk of the Fund, that translates into a lower volatility, as well as the different return characteristics of event-driven securities that the Fund invests in. Moreover, the Fund has a part of its portfolio invested in bonds that have a lower return than equities, whereas the S&P 500 index consists only of equities.

The past 12 months saw the event-driven asset class continue to recover from the turmoil it experienced in late 2015 and into early 2016. Many investments in distressed energy exploration & production companies not only recovered over the last year but reached their target levels and were sold. Nevertheless, while exploration and production companies may not be attractive at this point, distressed energy services companies such as deep sea equipment owners continue to provide attractive risk/reward profiles. Activity of activist investors has not yet reached the levels seen at its peak in 2014 and 2015 but nevertheless many investments in this area provide very attractive risk/return profiles. Merger arbitrage continued to have unattractive risk/return profiles throughout the period because its return potential depends on the level of interest rates, which generally remain near the recent historic lows. As a result, few positions in this sub-strategy were entered into throughout the year.

Looking forward, the portfolio management team believes the best risk/reward opportunities are likely to remain in activist investments, distressed investments and special situations such as spin-offs because the overall market environment is expected to persist for the foreseeable future. We believe that the prospect of a comprehensive corporate tax reform should support event-driven securities, because lower corporate taxes or repatriation of offshore profits would boost the cash reserves of corporations, some of which is likely to be used for corporate events such as mergers. In addition, we believe that the risk taking environment remains favorable, as evidenced by low credit spreads, which are important for corporate events because the availability of credit is an important factor for the completion of corporate events, that often require issuance of new debt or refinancing of existing debt.

I wish all investors a prosperous year and thank you for your continued support.

Sincerely,

Thomas Kirchner, Portfolio Manager
Quaker Funds, Inc.

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Event Arbitrage Fund  (QEAAX, QEACX, QEAIX)

ADVISER:
Quaker Funds, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2017
$29,701,092

Top 10 Holdings* (% of net assets)
Altaba Inc.	5.5%
Diagnostic Services Holdings Inc.	4.2%
IEC Electronics Corp.	3.6%
Mondelez International Inc.	3.3%
CA Immobilien Anlagen AG	3.2%
Heineken Holding NV Structured Note,
Expiration: 2/27/2018	3.0%
Conwert Immobilien Invest SE	3.0%
Pfizer Inc.	2.8%
Anheuser-Busch InBev NV - ADR	2.2%
Imperva Inc.	2.1%
% Fund Total	32.9%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Event Arbitrage Fund  (QEAAX, QEACX, QEAIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2017

Average Annualized Total Return

									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2017
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	1.99%	11/21/03	5.57%	11.70%	4.22%	5.40%	1.33%	1.90%	5.24%	5.68%
Class C	2.74%	6/7/10	10.91%	10.91%	4.62%	4.62%	N/A	N/A	2.99%	2.99%
Institutional Class	1.74%	6/7/10	12.10%	12.10%	5.69%	5.69%	N/A	N/A	4.01%	4.01%
S&P 500® Total Return Index**			17.90%	17.90%	14.63%	14.63%	7.18%	7.18%	8.67%	8.67%

*
As stated in the Prospectus dated November 1, 2016. Net Expense Ratio shown. Gross Expense Ratio: A:2.41%, C:3.16%, I:2.16%. The net expense ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 1, 2017. Absent the waiver and reimbursement, performance would have been less favorable.

**	The benchmark since inception returns are calculated since commencement of November 21, 2003 through June 30, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“S&P 500® Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The S&P 500® Index assumes reinvestment of all dividends and distributions.

2017 ANNUAL REPORT

Performance Update (unaudited)

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests in ETFs and common stocks of U.S. companies, ETF’s and ADRs of foreign companies, and individual bonds and ETFs of fixed income securities, without regard to market capitalization.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2017, the Fund returned 6.73% (before sales charges), whereas the total return of the MSCI World Index (“MSCI World”) was18.20%.

Since taking over management of the Fund in early 2017 the objective of the new management team has been to maintain the existing exposure of the Fund’s portfolio, which has the benefit  of  minimizing portfolio turnover. The result has been a relatively large exposure to bonds, which is atypical for funds in this category. However, the advantage of this exposure is a significantly reduced volatility compared to what a large exposure to equities would have produced. While we believe this portfolio allocation is likely to generate good income for investors in the future, it limits the prospects for capital gains, as evidenced by the underperformance compared to the benchmark, which has no bond allocation.  The Fund’s dividend yield of 4% currently compares favorably with the benchmark’s 2.6%.  Moreover, the Fund differs from the benchmark in its allocation to mid- and small cap stocks, which generally have seen less appreciation in recent quarters than large and mega-caps, to which the benchmark is overexposed.

Looking forward, the investment team expects to continue to seek to increase the international exposure of the Fund by acquiring the equity of a number of international portfolio companies. For the remainder of the year global equity markets are likely to be driven by interest rate policy as well as the potential for corporate tax reform in the U.S., which is likely to provide support to the equity markets.

Overall, the Fund is well positioned to produce income while providing price stability through its bond exposure.

I wish all investors a prosperous year and thank you for your continued support.

Sincerely,

Thomas Kirchner, Portfolio Manager
Quaker Funds, Inc.

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

ADVISER:
Quaker Funds, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2017
$6,793,620

Top 10 Holdings* (% of net assets)
iShares MSCI United Kingdom ETF	3.0%
Verizon Communications Inc.	2.6%
QUALCOMM Inc.	2.6%
AT&T Inc.	2.4%
PowerShares DB Commodity Index Tracking Fund	2.3%
Microsoft Corp.	2.2%
Molson Coors Brewing Co.	2.2%
General Electric Co.	1.9%
General Motors Co.	1.6%
Twenty-First Century Fox Inc. Cl B	1.5%
% Fund Total	22.3%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Global Tactical Allocation Fund  (QTRAX, QTRCX, QTRIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2017

Average Annualized Total Return

									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2017
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	1.80%	5/1/08	0.85%	6.73%	7.12%	8.33%	N/A	N/A	0.04%	0.66%
Class C	2.55%	5/1/08	5.88%	5.88%	7.51%	7.51%	N/A	N/A	-0.10%	-0.10%
Institutional Class	1.55%	7/23/08	6.97%	6.97%	8.61%	8.61%	N/A	N/A	2.32%	2.32%
MSCI World® Index**			18.20%	18.20%	11.38%	11.38%	N/A	N/A	4.80%	4.80%

*
As stated in the Prospectus dated November 1, 2016. Net Expense Ratio shown. Gross Expense Ratio: A:2.10%, C:2.85%, I:1.85%. The net expense ratio reflects a contractual commitment by the Fund’s investment adviser to waive fees and reimburse expenses through November 1, 2017. Absent the waiver and reimbursement, performance would have been less favorable.

**	The benchmark since inception returns are calculated since commencement of May 1, 2008 through June 30, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Morgan Stanley Capital International World Index (“MSCI World® Index”) measures developed-market equity performance throughout the world. The MSCI World® Index assumes reinvestment of all dividends and distributions.

2017 ANNUAL REPORT

Performance Update (unaudited)

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Quaker Mid-Cap Value Fund (the “Fund”) seeks to provide long-term growth of capital. Current income is not a significant investment consideration and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks comparable to the companies included in the Russell Midcap® Value Index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2017, the Fund increased 19.00% (before sales charges), versus a gain of 15.93% for the Russell Midcap® Value Index.  The past year saw dramatic changes to the drivers of performance for the Fund.  In the previous fiscal year, utilities and real estate were two of the best performing sectors, while information technology and consumer discretionary were two of the worst.  But this past year, that completely reversed.  In the Fund, the information technology and consumer discretionary sectors were the leading contributors to performance with gains of 50% and 42%, versus gains in the benchmark of 41% and 22%, respectively.  The largest detractors from performance were the energy and health care sectors, with returns of -9% and +5% versus the benchmark returns of -5% and +10%, respectively.

We believe the most notable changes in the environment over the past year were the change in interest rates, and the improved economic outlook following the surprise victory of President Trump in November.  Last year at this time we wrote about the extraordinarily low interest rate environment and the headwinds that it created for the Fund over the prior year.  We thought rates would go up and return to somewhat normalized levels, leading to a market that rewarded stock pickers like ourselves, but did not profess to know when that would happen.  Not long after our writing, higher interest rates appeared, along with recognition of improved growth in the economy.  The result was a robust stock market, with significant gains in several positions in the Fund.

Looking forward, we continue to expect modest growth for the U.S. economy for the balance of the year. Unemployment remains at post-recession lows, and most economic indicators appear supportive of a continued modest growth thesis.  This modest growth outlook is without any help from proposed policy changes from the Trump administration.  Anticipation of changes that would be stimulative to business while simultaneously reducing regulatory burdens helped the markets in the weeks immediately following the election, but we believe that optimism has diminished in the past few months on the failure of the administration to push through any changes thus far.  So that remains a potential stimulus to the economy and to equity markets.

Offsetting that optimism somewhat is our recognition of the market’s valuation.  We have talked frequently about equity values having been driven higher in part by a lowering of the discount rate being assigned to future cash flows. The current implied discount rate, as measured by Credit Suisse HOLT, has now reached its lowest level since the Tech bubble of 2000. However, that doesn’t have to suggest that a major decline in equity values is imminent. A low discount rate is explainable in the low interest rate environment where potential returns for other investment options appear quite low. In addition, should the economy accelerate, thus generating better than expected corporate performance, we would expect equities to follow suit. The point is simply to illustrate that in our opinion the tailwind for equities from a lower discount rate is increasingly unlikely. There may no longer be a “rising tide to lift all (most) boats”, making stock selection increasingly important. Our investment process continues to focus on identifying companies with improving corporate performance which

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

we believe will be increasingly important to generate performance should the discount rate begin to normalize back toward historical levels.

Sincerely,

Frank Latuda, Jr. CFA
Chief Investment Officer & Portfolio Manager
Kennedy Capital Management, Inc.

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

SUB-ADVISER:
Kennedy Capital Management, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2017
$7,088,807

Top 10 Holdings* (% of net assets)
Reinsurance Group of America Inc. Cl A	2.9%
East West Bancorp Inc.	2.7%
Centene Corp.	2.5%
Old Dominion Freight Line Inc.	2.4%
Huntington Bancshares Inc.	2.3%
Torchmark Corp.	2.2%
Brunswick Corp.	2.2%
Lincoln National Corp.	2.2%
Western Digital Corp.	2.2%
DTE Energy Co.	2.1%
% Fund Total	23.7%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Mid-Cap Value Fund  (QMCVX, QMCCX, QMVIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2017

Average Annualized Total Return

									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2017
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	2.17%	12/31/97	12.47%	19.00%	11.00%	12.27%	4.45%	5.05%	7.27%	7.58%
Class C	2.92%	7/31/00	18.13%	18.13%	11.43%	11.43%	4.27%	4.27%	7.77%	7.77%
Institutional Class	1.92%	11/21/00	19.31%	19.31%	12.55%	12.55%	5.31%	5.31%	9.03%	9.03%
Russell Midcap® Value Index**			15.93%	15.93%	15.14%	15.14%	7.23%	7.23%	9.48%	9.48%

*	As stated in the Prospectus dated November 1, 2016.
**	The benchmark since inception returns are calculated since commencement of December 31,1997 through June 30, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell Midcap® Value Index is a widely recognized, unmanaged index of companies included in the Russell 1000 Index with current market capitalizations between $1.2 billion to $28.2 billion. The Russell Midcap® Value index assumes reinvestment of all dividends.

2017 ANNUAL REPORT

Performance Update (unaudited)

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. Current income is not a significant investment consideration, and any such income realized will be considered incidental to the Fund’s investment objective. The Fund invests primarily in common stocks of U.S. companies with market capitalizations similar to the market capitalizations of companies included in the Russell 2000® Index and Russell 2500® Index. The Fund invests in companies considered by the Fund’s sub-adviser to have consistent earnings and above-average core assets, selling at relatively low market valuations, with attractive growth and momentum characteristics.

PERFORMANCE REVIEW AND MARKET OUTLOOK

For the fiscal year ended June 30, 2017, the Fund’s performance was 20.11% (before sales charges), while the Fund’s benchmark, the Russell 2000® Index (a broad-based cross-section of the entire U.S. small-cap market), returned 24.60%. Working from the bottom up, we evaluate companies relative to their industry peers using four broad categories of attractiveness: value, management, momentum, and sentiment. Value to us means fairly traditional ratios of price to fundamental value; management measures seek evidence that company management has produced and will continue to produce earnings power; momentum helps us determine when stocks might be expected to begin their ascent toward full valuation; and sentiment provides another level of understanding of the buying and selling behavior of key investor segments.

Our work produced mixed results over this period, during which our returns followed the value trend: when value recovered at the end of 2016, we outperformed; and when it faltered in the second quarter of 2017, our work was challenged. The bulk of our underperformance arose from poor stock selection in the health care sector where despite enthusiasm for the biotech industry, our more value oriented holdings lagged. The same theme carried through to the energy sector where attractively priced drillers suffered in the face of volatile oil supply dynamics. And to top it off, our REIT picks (mostly our bets in brick and mortar retail REITs) underperformed.

On a positive note, in the financials sector, our deeper-than-benchmark value orientation provided much needed relief, particularly in the insurance industry.

We remain firm in our conviction that superior results can be achieved through a consistent, systematic approach that focuses on low-priced companies with proven management, earnings power, and favorable investor sentiment.

The Portfolio Management Team
AJO, LP

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

SUB-ADVISER:
AJO, LP

TOTAL NET ASSETS:
AS OF JUNE 30, 2017
$28,688,345

Top 10 Holdings* (% of net assets)
Owens Corning	1.2%
Reinsurance Group of America Inc. Cl A	1.2%
Vishay Intertechnology Inc.	1.2%
Synovus Financial Corp.	1.1%
Aspen Technology Inc.	1.1%
United Community Banks Inc.	1.1%
Assured Guaranty Ltd.	1.1%
Lear Corp.	1.1%
MicroStrategy Inc.	1.1%
Mack-Cali Realty Corp.	1.1%
% Fund Total	11.3%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Small-Cap Value Fund  (QUSVX, QSVCX, QSVIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2017

Average Annualized Total Return

									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2017
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	1.98%	11/25/96	13.50%	20.11%	10.53%	11.79%	4.47%	5.06%	9.47%	9.77%
Class C	2.73%	7/28/00	19.21%	19.21%	10.96%	10.96%	4.27%	4.27%	8.48%	8.48%
Institutional Class	1.73%	9/12/00	20.41%	20.41%	12.06%	12.06%	5.33%	5.33%	8.91%	8.91%
Russell 2000® Index**			24.60%	24.60%	13.70%	13.70%	6.92%	6.92%	8.42%	8.42%

*	As stated in the Prospectus dated November 1, 2016.
**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The Russell 2000® Index is a widely recognized, unmanaged index comprised of the smallest 2000 companies represented in the Russell 3000® Index. The Russell 2000® Index currently represents approximately 8% of the market capitalization of the Russell 3000® Index.

2017 ANNUAL REPORT

Performance Update (unaudited)

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

OBJECTIVES AND PRINCIPAL STRATEGIES

The Fund seeks to provide long-term growth of capital. The Fund invests primarily in the common stock of companies, which the Fund’s sub-adviser believes will provide a higher total return than that of the index.

PERFORMANCE REVIEW AND MARKET OUTLOOK

June marks the 10 year anniversary since the start of the financial crisis.  Leveraged value stocks peaked in July 2007 before mortgage and high yield bonds began their 18 month slide, leading to the August quant crisis as the deleveraging process began and value stock prices contracted. The bull market in equities continued as the S&P 500® Index generated a 17.90% return for the fiscal year ended June 30, 2017. The Fund finished the fiscal year with a return of 17.01% (before sales charges).

In late 2016 we witnessed a round of investor optimism, and thus small capitalization value stocks outperformed large capitalization growth stocks. However, like similar rallies since the financial crisis, this confidence has unraveled.  The first half of 2017 has again disappointed investors with lower than expected growth and inflation.  In turn, interest rates remain very low and value stocks have continued to underperform. The value stocks that continue to disappoint are concentrated in sectors that are most sensitive to the lasting impacts of the financial crisis. Among the cheapest sectors on a Book-to-Price valuation basis are financials, energy, and materials.

The best performing stocks over the trailing one year were those with higher volatility and strong long term price momentum.  Stocks with strong analyst expectations underperformed while stocks with financial risk outperformed as investors embraced risk.  In a reversal from recent periods, higher yielding stocks underperformed as the market adjusted to rising rate expectations.  In terms of sectors, financials offered the highest returns as investors initially anticipated a lower regulatory burden under the new administration, a sentiment which began to dissipate during the first quarter.  Telecom, utilities, real estate and energy stocks lagged on expectations for rising rates and energy prices which began to stall following their rapid rise earlier in 2016.

While greater exposure to book-to-price added value, a general overweight to value characteristics detracted from return and the Fund reduced its exposure to value characteristics over the period.  Additionally, overweights to stocks with greater financial risk and volatility added value as the market embraced risk.  Over the period the Fund increased its exposure to stocks with strong long term momentum, however the shift did not capture the strong returns exhibited throughout the period and an average underweight detracted from performance.  An underweight to the energy sector yielded positive returns relative to the benchmark while stock selection in technology detracted largely due to lower exposure to large cap technology names with strong returns.

Looking forward, larger cap stocks with higher levels of foreign revenue are increasingly attractive as foreign currency prices have stabilized and the dollar has weakened.  We believe stocks with strong price momentum also continue to be favored.  Return expectations for value oriented securities have come down as the market renews its focus on earnings growth and VIX remains at historically low levels. The Fund is tilted towards technology and health care and away from energy and capital goods.

The Portfolio Management Team
Los Angeles Capital Management and Equity Research, Inc.

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

SUB-ADVISER:
Los Angeles Capital Management and Equity Research, Inc.

TOTAL NET ASSETS:
AS OF JUNE 30, 2017
$71,550,550

Top 10 Holdings* (% of net assets)
Apple Inc.	5.5%
Amazon.com Inc.	3.6%
Facebook Inc. Cl A	2.7%
JPMorgan Chase & Co.	2.1%
Microsoft Corp.	2.0%
Deere & Co.	2.0%
Altria Group Inc.	2.0%
Alphabet Inc. Cl A&C	1.8%
The Dun & Bradstreet Corp.	1.8%
Broadcom Ltd.	1.7%
% Fund Total	25.2%
* Includes Long-Term Investments only.

Sectors (% of net assets)

2017 ANNUAL REPORT

Performance Update (unaudited) (continued)

Quaker Strategic Growth Fund  (QUAGX, QAGCX, QAGIX)

Growth of a Hypothetical $10,000 Investment
June 30, 2017

Average Annualized Total Return

									Commencement
									of operations
	Expense	Inception							through
	Ratio*	Date	One Year		Five Year		Ten Year		6/30/2017
			with	without	with	without	with	without	with	without
			sales	sales	sales	sales	sales	sales	sales	sales
			charge	charge	charge	charge	charge	charge	charge	charge
Class A	1.87%	11/25/96	10.56%	17.01%	10.29%	11.55%	2.77%	3.36%	10.53%	10.83%
Class C	2.62%	7/11/00	16.17%	16.17%	10.71%	10.71%	2.59%	2.59%	4.05%	4.05%
Institutional Class	1.62%	7/20/00	17.32%	17.32%	11.82%	11.82%	3.63%	3.63%	5.00%	5.00%
S&P 500® Total Return Index**			17.90%	17.90%	14.63%	14.63%	7.18%	7.18%	7.82%	7.82%

*	As stated in the Prospectus dated November 1, 2016.
**	The benchmark since inception returns are calculated since commencement of November 25, 1996 through June 30, 2017.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than performance data quoted. Performance data current to the most recent month end is available at www.quakerfunds.com or by calling us toll free at 800-220-8888. Total return includes reinvestment of dividends and capital gains.

Class A shares of the Fund have a maximum sales charge of 5.50%.

The performance table does not reflect the deduction of taxes that a shareholder might pay on fund distributions or the redemption of fund shares. Total return calculations reflect expense reimbursements and fee waivers in the applicable periods. See financial highlights for periods where fees were waived or reimbursed.

The Fund’s portfolio holdings may differ significantly from the securities held in the index and, unlike a mutual fund, an unmanaged index assumes no transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

The S&P 500® Total Return Index (“S&P 500® Index”) is a widely recognized, unmanaged index consisting of the approximately 500 largest companies in the United States as measured by market capitalization. The S&P 500® Index assumes reinvestment of all dividends and distributions.

2017 ANNUAL REPORT

Expense Information (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including applicable sales charges and redemption fees; and (2) ongoing costs, including management fees, distribution (12b-1) fees and other Fund expenses.  This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.  The example is based on an investment of $1,000 invested at the beginning of the (six-month) period and held for the entire period January 1, 2017 through June 30, 2017.

ACTUAL EXPENSES

The first section of each table below provides information about actual account values and actual expenses for each of the Funds.  You may use this information, together with the amount you invested, to estimate the expenses that you paid over the period.  Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the applicable line under the heading entitled “Expenses Paid During the Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second section of each table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return.  The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.  You may use this information to compare the ongoing costs of investing in the Fund to other funds.  To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.  Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees.  Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.  In addition, if these transactional costs were included, your costs would have been higher.

		Beginning	Annualized	Ending
		Account Value	Expense Ratio	Account Value	Expenses Paid
		(1/1/2017)	for the Period	(6/30/2017)	During Period*
Event Arbitrage
Example based on actual return of:
Class A	6.03%	$1,000.00	1.99%	$1,060.30	$10.17
Class C	5.59%	1,000.00	2.74%	1,055.90	13.97
Institutional Class	6.22%	1,000.00	1.74%	1,062.20	8.90
Hypothetical example based on assumed 5% return:
Class A		1,000.00	1.99%	1,014.93	9.94
Class C		1,000.00	2.74%	1,011.21	13.66
Institutional Class		1,000.00	1.74%	1,016.17	8.70

2017 ANNUAL REPORT

Expense Information (unaudited) (continued)

		Beginning	Annualized	Ending
		Account Value	Expense Ratio	Account Value	Expenses Paid
		(1/1/2017)	for the Period	(6/30/2017)	During Period*
Global Tactical Allocation
Example based on actual return of:
Class A	3.11%	$1,000.00	1.90%	$1,031.10	$ 9.57
Class C	2.69%	1,000.00	2.63%	1,026.90	13.22
Institutional Class	3.20%	1,000.00	1.60%	1,032.00	8.06
Hypothetical example based on assumed 5% return:
Class A		1,000.00	1.90%	1,015.37	9.49
Class C		1,000.00	2.63%	1,011.75	13.12
Institutional Class		1,000.00	1.60%	1,016.86	8.00
Mid-Cap Value
Example based on actual return of:
Class A	4.27%	1,000.00	2.39%	1,042.70	12.10
Class C	3.90%	1,000.00	3.14%	1,039.00	15.87
Institutional Class	4.41%	1,000.00	2.15%	1,044.10	10.90
Hypothetical example based on assumed 5% return:
Class A		1,000.00	2.39%	1,012.94	11.93
Class C		1,000.00	3.14%	1,009.22	15.64
Institutional Class		1,000.00	2.15%	1,014.13	10.74
Small-Cap Value
Example based on actual return of:
Class A	0.96%	1,000.00	2.28%	1,009.60	11.36
Class C	0.63%	1,000.00	3.03%	1,006.30	15.07
Institutional Class	1.07%	1,000.00	2.03%	1,010.70	10.12
Hypothetical example based on assumed 5% return:
Class A		1,000.00	2.28%	1,013.49	11.38
Class C		1,000.00	3.03%	1,009.77	15.10
Institutional Class		1,000.00	2.03%	1,014.73	10.14
Strategic Growth
Example based on actual return of:
Class A	5.77%	1,000.00	2.19%	1,057.70	11.17
Class C	5.34%	1,000.00	2.94%	1,053.40	14.97
Institutional Class	5.85%	1,000.00	1.94%	1,058.50	9.90
Hypothetical example based on assumed 5% return:
Class A		1,000.00	2.19%	1,013.93	10.94
Class C		1,000.00	2.94%	1,010.22	14.65
Institutional Class		1,000.00	1.94%	1,015.17	9.69

*
Expenses are equal to the Funds’ annualized six-month expense ratios multiplied by the average account value over the period multiplied by the number of days in the most recent fiscal half year (181) divided by 365 to reflect the one-half year period.

2017 ANNUAL REPORT

Schedule of Investments

Quaker Event Arbitrage Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Long-Term Investments — 68.8%
Common Stocks — 44.6%
Basic Materials — 1.7%
Chemicals — 1.7%
MPM Holdings Inc. (a)(b)	34,576	$515,182
Mining — 0.0%
Sacre-Coeur Minerals Ltd. (a) f *^	109,444	0
Talvivaara Mining Co. PLC (a) f *^	123,845,509	0
		0
Total Basic Materials
(Cost $2,393,882)		515,182
Communications — 4.8%
Internet — 4.6%
30DC Inc. (a)•	50,000	353
comScore Inc. (a)(b)	8,500	223,125
Imperva Inc. (a)	13,000	622,050
Liberty Ventures (a)	9,000	470,610
WebMD Health Corp. (a)(b)	1,071	62,814
		1,378,952
Telecommunications — 0.2%
NII Holdings Inc. (a)	64,529	51,881
Total Communications
(Cost $1,982,572)		1,430,833
Consumer, Cyclical — 4.0%
Auto Parts & Equipment — 0.1%
Exide Technologies (a)^	5,926	15,000
Distribution & Wholesale — 0.5%
Medion AG f	8,011	160,030
Retail — 3.4%
Advance Auto Parts Inc.	2,000	233,180
Punch Taverns PLC (a) f	60,336	140,667
Signet Jewelers Ltd. (b) f	2,500	158,100
Walgreens Boots Alliance Inc.	6,000	469,860
		1,001,807
Total Consumer, Cyclical
(Cost $1,848,825)		1,176,837
Consumer, Non-cyclical — 16.5%
Agriculture — 0.6%
Black Earth Farming Ltd. (a) f	240,000	197,989
Beverages — 2.2%
Anheuser-Busch InBev NV - ADR f **	6,000	662,160
Commercial Services — 1.1%
GFK SE (a) f	6,000	320,065
Food — 3.3%
Mondelez International Inc.	22,540	973,503
Healthcare-Products — 0.1%
Strategic Environment Inc. (a)^	43,000	19,002
Healthcare-Services — 2.5%
Brookdale Senior Living Inc. (a)	29,650	436,152
Envision Healthcare Corp. (a)(b)	5,000	313,350
		749,502
Pharmaceuticals — 6.7%
AbbVie Inc. (b)	3,030	219,705
Bristol-Myers Squibb Co.	4,000	222,880
Celesio AG f	11,796	360,398
INYX Inc. (a)•	167,850	395
Perrigo Co. PLC (b) f	4,500	339,840
Pfizer Inc.	25,060	841,765
		1,984,983
Total Consumer, Non-cyclical
(Cost $4,827,354)		4,907,204
Diversified — 1.3%
Holding Companies — 1.3%
CF Corp. (a) f •	11,400	141,075
Silver Run Acquisition Corp. II (a)•	22,800	243,846
Stoneleigh Partners
Acquisition Corp. (a)*^	400	0
		384,921
Total Diversified
(Cost $342,000)		384,921
Energy — 0.1%
Oil & Gas — 0.1%
OGX Austria Petroleo e
Gas SA-SP-ADR (a) f •	55,075	40,061
Total Energy
(Cost $667,925)		40,061
Financial — 6.6%
Diversified Financial Services — 0.4%
Guoco Group Ltd. f	10,000	114,634
Real Estate — 6.2%
CA Immobilien Anlagen AG f	38,800	946,579
Conwert Immobilien Invest SE f	45,000	877,345

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Event Arbitrage Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 44.6% (Continued)
Real Estate (Continued)
Safeway Casa Ley CVR (a)*^	47,000	$10,575
Safeway Property Development
Center LLC CVR (a)*^	47,000	10,575
		1,845,074
Total Financial
(Cost $1,357,972)		1,959,708
Healthcare — 4.2%
Healthcare-Services — 4.2%
Diagnostic Services
Holdings Inc. (a)^	10,221	1,240,529
Total Healthcare
(Cost $735,000)		1,240,529
Industrial — 3.6%
Electronics — 3.6%
IEC Electronics Corp. (a)	293,656	1,057,162
Total Industrial
(Cost $1,263,275)		1,057,162
Technology — 1.8%
Computers — 1.8%
Computer Horizons Corp. (a)*^	65,000	0
Hewlett Packard Enterprise Co.	32,500	539,175
		539,175
Total Technology
(Cost $545,525)		539,175
Escrow Shares — 0.0%
Exide Technologies (a)*^	1,777	0
Petrocorp Inc. (a)*^	200	0
Total Escrow Shares
(Cost $1,687)		0
Total Common Stocks
(Cost $15,966,017)		13,251,612
Closed-End Mutual Fund — 5.5%
Altaba Inc. (a)**	30,000	1,634,400
Total Closed-End Mutual Fund
(Cost $1,601,700)		1,634,400
Preferred Stocks — 3.6%
Energy — 0.0%
Oil & Gas — 0.0%
GeoMet Inc., Convertible Series A,
12.500%, Perpetual*•	3	1
Total Energy
(Cost $17)		1
Financial — 1.5%
Insurance — 0.1%
MBIA Insurance Corp.,
4.707%, Perpetual (a)*#^	10	40,000
Mortgage Agencies — 1.4%
Federal Home Loan Mortgage Corp.,
Series F, 5.000%, Perpetual (a)	4,500	37,125
Federal Home Loan Mortgage Corp.,
Series M, 0.000%, Perpetual (a)•	9,500	74,432
Federal Home Loan Mortgage Corp.,
Series Q, 0.000%, Perpetual (a)•	1,000	7,955
Federal Home Loan Mortgage Corp.,
Series S, 0.000%, Perpetual (a)•	25,000	203,500
Federal Home Loan Mortgage Corp.,
Series V, 5.570%, Perpetual (a)	8,300	35,690
Federal Home Loan Mortgage Corp.,
Series W, 5.660%, Perpetual (a)	2,674	11,124
Federal Home Loan Mortgage Corp.,
Series X, 6.020%, Perpetual (a)	10,000	40,000
		409,826
Total Financial
(Cost $1,099,271)		449,826
Healthcare — 2.1%
Healthcare-Services — 2.1%
Diagnostic Services Holdings Inc.,
0.000% (a)*^	613	613,000
Total Healthcare
(Cost $613,000)		613,000
Total Preferred Stocks
(Cost $1,712,288)		1,062,827
Real Estate Investment Trusts — 1.8%
New York REIT Inc. (b)	33,000	285,120
Taubman Centers Inc.	4,000	238,200
		523,320
Total Real Estate Investment Trusts
(Cost $565,022)		523,320
Structured Note — 3.0%
Heineken Holding NV Structured Note,
Expiration: 2/27/2018 (a)•	212	895,216
Total Structured Note
(Cost $940,223)		895,216

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Event Arbitrage Fund
June 30, 2017

	Par	Fair
	Value	Value
Asset Backed Securities — 0.7%
AFC Home Equity Loan Trust
Class 1A, Series 2000-2,
1.810%, 06/25/2030•	$7,309	$6,688
Citigroup Mortgage Loan Trust Inc.
Class M3, Series 2005-OPT1,
1.730%, 02/25/2035•	186,182	170,259
Countrywide Asset-Backed Certificates
Class 2M2, Series 2007-11,
1.340%, 06/25/2047+•	954,363	14,338
Countrywide Home Equity Loan Trust
Class 2A, Series 2005-A,
1.400%, 04/15/2035•	15,358	13,562
		204,847
Total Asset Backed Securities
(Cost $202,688)		204,847
Convertible Bonds — 1.7%
Consumer, Cyclical — 0.3%
Auto Parts & Equipment — 0.3%
Exide Technologies,
7.000%, 04/30/2025•	170,991	94,045
Total Consumer, Cyclical
(Cost $164,698)		94,045
Financial — 1.4%
Banks — 1.4%
BNP Paribas Fortis SA, 1.671%,
Perpetual f •	€500,000	428,181
Total Financial
(Cost $557,174)		428,181
Total Convertible Bonds
(Cost $721,872)		522,226
Corporate Bonds — 7.0%
Consumer, Cyclical — 2.4%
Auto Parts & Equipment — 1.3%
Exide Technologies,
8.625%, 02/12/2018*+^	$1,000,000	0
Exide Technologies,
11.000%, 04/30/2022#•	459,797	383,930
		383,930
Retail — 1.1%
The Neiman Marcus Group LLC,
7.125%, 06/01/2028•	500,000	342,500
Total Consumer, Cyclical
(Cost $829,634)		726,430
Consumer, Non-cyclical — 1.4%
Pharmaceuticals — 1.4%
Valeant Pharmaceuticals
International Inc.,
5.500%, 03/01/2023 f #•	500,000	424,370
Total Consumer, Non-cyclical
(Cost $382,782)		424,370
Energy — 1.5%
Oil & Gas — 1.5%
Drill Rigs Holdings Inc.,
6.500%, 10/01/2017 f +#•	1,000,000	281,250
OGX Austria GMBH,
8.500%, 06/01/2018 f *+•	3,500,000	35
Seadrill Ltd.,
5.625%, 09/15/2017 f #•	550,000	170,500
		451,785
Total Energy
(Cost $700,105)		451,785
Financial — 1.7%
Diversified Financial Services — 1.7%
Hellas Telecommunications
Luxembourg II SCA,
0.000%, 01/15/2015 f *+#^	5,000,000	25,000
Lehman Brothers Holdings Inc.,
7.000%, 01/28/2020*+•	100,000	6,125
Lehman Brothers Holdings Inc.,
5.500%, 02/27/2020*+•	100,000	6,125
Lehman Brothers Holdings Inc.,
8.250%, 09/23/2020*+•	100,000	6,125
Lehman Brothers Holdings Inc.,
8.750%, 02/14/2023*+•	200,000	12,250
Lehman Brothers Holdings Inc.,
4.550%, 12/29/2099*+•	110,000	6,875
Lehman Brothers Holdings Inc.,
5.320%, 12/29/2099*+•	130,000	7,963
Twin Reefs Pass-Through Trust,
0.000%, Perpetual*+#^	1,000,000	420,000
		490,463

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Event Arbitrage Fund
June 30, 2017

	Par	Fair
	Value	Value
Corporate Bonds — 7.0% (Continued)
Venture Capital — 0.0%
Infinity Capital Group,
7.000%, 12/31/2049*+^	$25,000	$0
Total Financial
(Cost $610,000)		490,463
Total Corporate Bonds
(Cost $2,522,521)		2,093,048
Mortgage Backed Securities — 0.9%
Federal Home Loan Mortgage
Corp. Class IG, Series 3756,
4.000%, 11/15/2037•	650,339	11,837
GSR Mortgage Loan Trust
Class B2, Series 2005-5F,
5.740%, 06/25/2035•	616,266	246,495
		258,332
Total Mortgage Backed Securities
(Cost $577,150)		258,332
Escrow Notes — 0.0%
Mirant Corp.*+^	20,000	0
NewPage Corp.*+^	300,000	0
		0
Total Escrow Notes
(Cost $198,770)		0
Total Long-Term Investments
(Cost $25,008,251)		20,445,828

	Number
	of Contracts
	(100 Shares
	Per Contract)
Purchased Options — 1.4%
Call Options — 1.1%
Advance Auto Parts Inc.,
Expiration: September, 2017
Exercise Price: $135.00	45	7,200
Buffalo Wild Wings Inc.,
Expiration: September, 2017
Exercise Price: $145.00	45	11,250
Chipotle Mexican Grill Inc.,
Expiration: September, 2017
Exercise Price: $450.00	20	17,120
Depomed Inc.,
Expiration: September, 2017
Exercise Price: $11.00•	280	34,300
The Hain Celestial Group Inc.,
Expiration: November, 2017
Exercise Price: $38.00	400	155,200
Hess Corp.,
Expiration: July, 2017
Exercise Price: $43.50	173	29,410
The Kraft Heinz Co.,
Expiration: October, 2017
Exercise Price: $90.00	400	64,800
SPDR S&P500 ETF Trust,
Expiration: September, 2017
Exercise Price: $260.00	200	2,200
Valeant Pharmaceuticals International Inc.,
Expiration: January, 2018
Exercise Price: $30.00	100	6,100
Total Call Options
(Cost $330,438)		327,580
Put Options — 0.3%
Cisco Systems Inc.,
Expiration: September, 2017
Exercise Price: $32.00	24	3,648
CurrencyShares Euro Trust,
Expiration: September, 2017
Exercise Price: $109.00	370	25,530
International Business Machines Corp.,
Expiration: September, 2017
Exercise Price: $155.00	4	2,256
Juniper Networks Inc.,
Expiration: October, 2017
Exercise Price: $28.00	29	4,582
NetApp Inc.,
Expiration: September, 2017
Exercise Price: $40.00	19	3,610
Oracle Corp.,
Expiration: September, 2017
Exercise Price: $50.00	17	2,635
SPDR S&P500 ETF Trust,
Expiration: September, 2017
Exercise Price: $230.00	200	47,200
Total Put Options
(Cost $127,078)		89,461
Total Purchased Options
(Cost $457,516)		417,041

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Event Arbitrage Fund
June 30, 2017

	Par	Fair
	Value	Value
Bank Deposit Account — 16.0%
U.S. Bank, N.A., 0.30%	$4,741,307	$4,741,307
Total Bank Deposit Account
(Cost $4,741,307)		4,741,307
	Units
Private Investment Co. Purchased with
Proceeds from Securities Lending — 4.3%
Mount Vernon Liquid Assets
Portfolio LLC, 1.33% (c)(d)	1,268,709	1,268,709
Total Private Investment Co. Purchased
with Proceeds from Securities Lending
(Cost $1,268,709)		1,268,709
Total Investments
(Cost $31,475,783) — 90.5%		26,872,885
Other Assets in Excess
of Liabilities, Net 9.5%		2,828,207
Total Net Assets — 100.0%		$29,701,092
	Number
	of Shares
Schedule of Securities Sold Short (a)
Common Stocks — 6.8%
Communications — 6.8%
Internet —5.5%
Alibaba Group Holding Ltd. - ADR f	11,540	1,625,986
Media —1.3%
Liberty Broadband Corp. Series C	4,452	386,211
Total Common Stocks		2,012,197
Total Securities Sold Short
(Proceeds $1,771,098)		$2,012,197

	Number
	of Contracts
	(100 Shares
	Per Contract)
Written Options
Call Options
AbbVie Inc., Expiration: July, 2017
Exercise Price: $71.00•	30	5,340
Advance Auto Parts Inc.,
Expiration: September, 2017
Exercise Price: $140.00	45	3,825
Buffalo Wild Wings Inc.,
Expiration: September, 2017
Exercise Price: $150.00•	45	7,200
Chipotle Mexican Grill Inc.,
Expiration: September, 2017
Exercise Price: $470.00	20	9,000
Cisco Systems Inc.,
Expiration: September, 2017
Exercise Price: $32.00	24	1,776
CurrencyShares Euro Trust,
Expiration: September, 2017
Exercise Price: $109.00	370	87,320
Envision Healthcare Corp.,
Expiration: July, 2017
Exercise Price: $65.00	50	2,600
The Hain Celestial Group Inc.,
Expiration: November, 2017
Exercise Price: $41.00	400	101,600
International Business Machines Corp.,
Expiration: September, 2017
Exercise Price: $155.00	4	1,508
Juniper Networks Inc.,
Expiration: October, 2017
Exercise Price: $28.00	29	4,176
The Kraft Heinz Co.,
Expiration: October, 2017
Exercise Price: $92.50	400	40,400
Mondelez International Inc.,
Expiration: July, 2017
Exercise Price: $45.00	225	5,850
NetApp Inc.,
Expiration: September, 2017
Exercise Price: $40.00•	19	3,715
Oracle Corp.,
Expiration: September, 2017
Exercise Price: $50.00	17	3,111
Perrigo Co. PLC,
Expiration: July, 2017
Exercise Price: $73.50•	45	13,500
Pfizer Inc.,
Expiration: July, 2017
Exercise Price: $33.50	100	4,500
Pfizer Inc.,
Expiration: July, 2017
Exercise Price: $34.50	100	900
Total Call Options
(Premiums Received $215,918)		296,321

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Event Arbitrage Fund
June 30, 2017
	Number
	of Contracts
	(100 Shares	Fair
	Per Contract)	Value
Written Options (Continued)
Put Options
Advance Auto Parts Inc.,
Expiration: July, 2017
Exercise Price: $120.00	20	$9,700
Buffalo Wild Wings Inc.,
Expiration: July, 2017
Exercise Price: $130.00	30	14,100
Chipotle Mexican Grill Inc.,
Expiration: July, 2017
Exercise Price: $420.00	10	10,020
Depomed Inc.,
Expiration: September, 2017
Exercise Price: $11.00•	280	39,900
Encana Corp.,
Expiration: July, 2017
Exercise Price: $8.00	250	2,500
Gigamon Inc.,
Expiration: July, 2017
Exercise Price: $40.00	100	16,700
The Procter & Gamble Co.,
Expiration: July, 2017
Exercise Price: $89.50•	60	17,910
Total Put Options
(Premiums Received $85,583)		110,830
Total Written Options
(Premiums Received $301,501)		$407,151

ADR - American Depositary Receipt
CVR - Contingent Value Rights
€ - Euro
(a)	Non-income producing security.
(b)
All or a portion of the security is out on loan. The total market value of securities on loan was $1,243,416. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(c)	Rate shown is the annualized seven-day yield at period end.
(d)	Represents investments of collateral received from securities lending transactions. Refer to Note 12 of Notes to the Financial Statements for additional information.
f	Foreign issued security.
*	Indicates an illiquid security. Total market value for illiquid securities is $1,164,649, representing 3.9% of net assets.
**	All or a portion of the shares have been committed as collateral for open securities sold short or written options.
+	Defaulted bonds.
#	Restricted security that may be sold to “qualified institutional buyers” pursuant to the conditions of Rule 144A under the Securities Act of 1933, as amended.
	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
•	Level 2 securities.
^	Indicates a fair valued security. Total market value for fair valued securities is $2,393,681 representing 8.1% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments

Quaker Global Tactical Allocation Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Long-Term Investments — 88.1%
Common Stocks — 27.0%
Basic Materials — 1.0%
Chemicals — 1.0%
The Mosaic Co.	3,000	$68,490
Total Basic Materials (Cost $81,430)		68,490
Communications — 6.5%
Media — 1.5%
Twenty-First Century Fox Inc. Cl B	3,700	103,119
Telecommunications — 5.0%
AT&T Inc.	4,200	158,466
Verizon Communications Inc.	4,000	178,640
		337,106
Total Communications
(Cost $474,579)		440,225
Consumer, Cyclical — 1.8%
Airlines — 0.2%
AMR Corp. Escrow (a)*^	7,600	14,364
Auto Manufacturers — 1.6%
General Motors Co.	3,000	104,790
Total Consumer, Cyclical
(Cost $106,023)		119,154
Consumer, Non-cyclical — 3.9%
Beverages — 2.2%
Molson Coors Brewing Co.	1,700	146,778
Food — 1.3%
Nestle SA f	1,000	87,200
Pharmaceuticals — 0.4%
Mallinckrodt PLC (a) f	600	26,886
Total Consumer, Non-cyclical
(Cost $274,028)		260,864
Diversified — 0.9%
Holding Companies — 0.9%
CK Hutchison Holdings Ltd. f	5,000	62,625
Total Diversified (Cost $60,044)		62,625
Energy — 4.7%
Pipelines — 4.7%
Cheniere Energy Partners LP	1,229	39,820
Enbridge Inc. f	831	33,082
Enterprise Products Partners LP	1,392	37,696
Magellan Midstream Partners LP	522	37,203
MPLX LP	980	32,732
ONEOK Partners LP	845	43,154
Plains All American Pipeline LP	1,105	29,028
Tesoro Logistics LP	635	32,823
Western Gas Partners LP	615	34,403
		319,941
Total Energy (Cost $313,151)		319,941
Industrial — 1.9%
Miscellaneous Manufacturing — 1.9%
General Electric Co.	4,800	129,648
Total Industrial (Cost $144,658)		129,648
Technology — 6.3%
Semiconductors — 4.1%
Microsemi Corp. (a)	2,200	102,960
QUALCOMM Inc.	3,200	176,704
		279,664
Software — 2.2%
Microsoft Corp.	2,200	151,646
Total Technology (Cost $436,386)		431,310
Total Common Stocks
Cost ($1,890,299)		1,832,257
Closed-End Mutual Fund — 0.5%
Ares Capital Corp.	2,242	36,724
Total Closed-End Mutual Fund
Cost ($35,547)		36,724
Exchange Traded Funds — 5.3%
iShares MSCI United Kingdom ETF	6,250	208,312
PowerShares DB Commodity
Index Tracking Fund (a)	10,760	155,482
Total Exchange Traded Funds
Cost ($369,732)		363,794
Preferred Stocks — 3.6%
Consumer, Cyclical — 0.8%
Auto Manufacturers — 0.8%
Porsche Automobil
Holding SE - ADR f	10,000	55,800
Total Consumer, Cyclical
(Cost $52,502)		55,800
Energy — 0.5%
Pipelines — 0.5%
Kinder Morgan Inc.,
Convertible, Series A, 9.750%	729	31,989
Total Energy (Cost $35,518)		31,989

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Global Tactical Allocation Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Preferred Stocks — 3.6% (Continued)
Financial — 1.1%
Banks — 0.5%
Barclays Bank PLC,
Series 5, 8.125%, Perpetual f	1,365	$36,295
Insurance — 0.6%
PartnerRe Ltd.,
Series I, 5.875%, Perpetual f	1,485	38,966
Total Financial (Cost $72,065)		75,261
Real Estate Investment Trusts — 1.2%
Public Storage,
Series V, 5.375%, Perpetual	1,620	40,905
Taubman Centers Inc.,
Series K, 6.250%, Perpetual	1,490	37,757
		78,662
Total Real Estate Investment Trusts
(Cost $75,073)		78,662
Total Preferred Stocks
(Cost $235,158)		241,712
Real Estate Investment Trusts — 7.2%
Apartment Investment &
Management Co.	1,514	65,057
Colony NorthStar Inc., Cl A	4,344	61,207
Dupont Fabros Technology Inc.	1,365	83,483
Lamar Advertising Co.	921	67,758
MGM Growth Properties LLC	2,500	72,975
Prologis Inc.	1,244	72,948
Weyerhaeuser Co.	1,960	65,660
		489,088
Total Real Estate Investment Trusts
(Cost $426,643)		489,088
	Par
	Value
Corporate Bonds — 44.4%
Basic Materials — 2.0%
Chemicals — 2.0%
CF Industries Inc.,
3.450%, 06/01/2023•	$70,000	66,150
Monsanto Co.,
2.750%, 07/15/2021•	70,000	70,660
		136,810
Total Basic Materials (Cost $133,565)		136,810
Communications — 5.2%
Internet — 1.0%
eBay Inc., 2.200%, 08/01/2019•	70,000	70,280
Media — 1.1%
Discovery Communications LLC,
4.375%, 06/15/2021•	70,000	73,885
Telecommunications — 3.1%
AT&T Inc., 2.800%, 02/17/2021•	70,000	70,743
CenturyLink Inc.,
7.500%, 04/01/2024•	70,000	76,650
Frontier Communications Corp.,
11.000%, 09/15/2025•	70,000	64,925
		212,318
Total Communications
(Cost $359,218)		356,483
Consumer, Cyclical — 3.1%
Home Builders — 1.2%
KB Home, 7.500%, 09/15/2022•	70,000	79,013
Retail — 1.9%
JC Penney Corp. Inc.,
5.650%, 06/01/2020•	70,000	68,863
Toys R Us Inc.,
7.375%, 10/15/2018•	66,000	59,400
		128,263
Total Consumer, Cyclical
(Cost $210,051)		207,276
Consumer, Non-cyclical — 9.5%
Agriculture — 1.1%
Altria Group Inc.,
4.750%, 05/05/2021•	70,000	76,350
Beverages — 1.0%
Molson Coors Brewing Co.,
2.100%, 07/15/2021•	70,000	68,836
Biotechnology — 1.1%
Gilead Sciences Inc.,
4.400%, 12/01/2021•	70,000	75,516
Commercial Services — 2.1%
Quad/Graphics Inc.,
7.000%, 05/01/2022•	70,000	71,283
RR Donnelley & Sons Co.,
7.000%, 02/15/2022•	70,000	73,237
		144,520

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Global Tactical Allocation Fund
June 30, 2017

	Par	Fair
	Value	Value
Corporate Bonds — 44.4% (Continued)
Food — 2.1%
Campbell Soup Co.,
4.250%, 04/15/2021•	$70,000	$74,486
SUPERVALU Inc.,
6.750%, 06/01/2021•	70,000	68,600
		143,086
Healthcare-Services — 1.1%
Cigna Corp., 4.500%, 03/15/2021•	70,000	74,690
Pharmaceuticals — 1.0%
Teva Pharmaceutical Finance
Netherlands III BV,
2.200%, 07/21/2021 f •	70,000	68,716
Total Consumer, Non-cyclical
(Cost $645,217)		651,714
Energy — 4.9%
Oil & Gas — 3.9%
Apache Corp., 3.625%, 02/01/2021•	70,000	72,208
Chevron Corp., 2.100%, 05/16/2021•	70,000	69,788
Ensco PLC, 4.500%, 10/01/2024 f •	70,000	53,900
Shell International Finance BV,
1.875%, 05/10/2021 f •	70,000	69,142
		265,038
Oil & Gas Services — 1.0%
SESI LLC, 6.375%, 05/01/2019•	70,000	69,125
Total Energy (Cost $341,156)		334,163
Financial — 9.6%
Banks — 6.5%
Bank of America Corp.,
2.625%, 10/19/2020•	80,000	80,807
Bank of Montreal,
1.780%, 07/31/2018 f•	70,000	70,331
Citigroup Inc.,
2.350%, 08/02/2021•	70,000	69,364
The Goldman Sachs Group Inc.,
2.313%, 04/23/2020•	70,000	71,169
JPMorgan Chase & Co.,
4.350%, 08/15/2021•	70,000	74,925
Wells Fargo & Co.,
2.230%, 12/07/2020•	70,000	71,017
		437,613
Insurance — 1.0%
Genworth Holdings Inc.,
6.515%, 05/22/2018•	70,000	69,912
Private Equity — 1.1%
Icahn Enterprises LP,
6.000%, 08/01/2020•	70,000	72,056
Real Estate Investment Trusts — 1.0%
Simon Property Group LP,
2.500%, 07/15/2021•	70,000	70,012
Total Financial (Cost $645,935)		649,593
Industrial — 3.2%
Aerospace & Defense — 1.1%
Kratos Defense & Security Solutions Inc.,
7.000%, 05/15/2019•	70,000	71,225
Engineering & Construction — 1.0%
MasTec Inc., 4.875%, 03/15/2023•	70,000	69,825
Machinery-Diversified — 1.1%
Xerium Technologies Inc.,
9.500%, 08/15/2021•	70,000	74,375
Total Industrial (Cost $208,938)		215,425
Technology — 5.8%
Computers — 1.0%
Seagate HDD Cayman,
4.875%, 06/01/2027 f •	65,000	64,913
Office & Business Equipment — 1.1%
Xerox Corp., 4.500%, 05/15/2021•	70,000	73,322
Semiconductors — 2.1%
Analog Devices Inc.,
2.500%, 12/05/2021•	70,000	70,063
Micron Technology Inc.,
5.875%, 02/15/2022•	70,000	73,238
		143,301
Software — 1.6%
BMC Software Inc.,
7.250%, 06/01/2018•	37,000	38,295
Oracle Corp., 1.900%, 09/15/2021•	70,000	69,384
		107,679
Total Technology (Cost $379,912)		389,215
Utilities — 1.1%
Electric — 1.1%
DPL Inc., 7.250%, 10/15/2021•	70,000	74,900
Total Utilities (Cost $72,183)		74,900
Total Corporate Bonds
Cost ($2,996,175)		3,015,579

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Global Tactical Allocation Fund
June 30, 2017

	Par	Fair
	Value	Value
Mortgage Backed Security — 0.1%
Federal Home Loan
Mortgage Corp., Class IG,
Series 3756, 4.000%, 11/15/2037•	$570,473	$10,383
Total Mortgage Backed Security
Cost ($16,186)		10,383
Total Long-Term Investments
Cost ($5,969,740)		5,989,537
Bank Deposit Account— 11.2%
U.S. Bank, N.A., 0.30%	759,323	759,323
Total Bank Deposit Account
Cost ($759,323)		759,323
Total Investments
(Cost $6,729,063) — 99.3%		6,748,860
Other Assets in Excess
of Liabilities, Net 0.7%		44,760
Total Net Assets — 100.0%		$6,793,620

ADR - American Depositary Receipt
(a)	Non-income producing security.
f	Foreign issued security.
*	Indicates an illiquid security. Total market value for illiquid securities is $14,364, representing 0.2% of net assets.
	The coupon rate shown on floating or adjustable rate securities represents the rate at period end.
•	Level 2 securities.
^	Indicates a fair valued security. Total market value for fair valued securities is $14,364, representing 0.2% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments

Quaker Mid-Cap Value Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Long-Term Investments — 96.0%
Common Stocks — 83.4%
Basic Materials — 5.6%
Chemicals — 2.2%
Westlake Chemical Corp.	2,298	$152,151
Iron & Steel — 3.4%
Reliance Steel & Aluminum Co.	1,909	138,994
Steel Dynamics Inc. (b)	2,918	104,494
		243,488
Total Basic Materials (Cost $342,873)		395,639
Consumer, Cyclical — 14.1%
Auto Manufacturers — 1.9%
PACCAR Inc.	2,056	135,778
Auto Parts & Equipment — 3.4%
The Goodyear Tire & Rubber Co.	3,801	132,883
Lear Corp.	752	106,844
		239,727
Home Furnishings — 1.1%
Whirlpool Corp. (b)	419	80,289
Leisure Time — 3.8%
Brunswick Corp.	2,485	155,884
Norwegian Cruise Line
Holdings Ltd. (a) f	2,025	109,937
		265,821
Retail — 0.8%
Casey’s General Stores Inc.	528	56,554
Textiles — 1.0%
Mohawk Industries Inc. (a)	299	72,265
Toys/Games & Hobbies — 2.1%
Hasbro Inc. (b)	1,318	146,970
Total Consumer, Cyclical
(Cost $815,386)		997,404
Consumer, Non-cyclical — 5.8%
Food — 1.6%
Ingredion Inc.	938	111,819
Healthcare-Services — 2.5%
Centene Corp. (a)	2,217	177,094
Pharmaceuticals — 1.7%
Mylan NV (a) f	3,128	121,429
Total Consumer, Non-cyclical
(Cost $349,043)		410,342
Energy — 8.1%
Oil & Gas — 7.0%
Concho Resources Inc. (a)	965	117,276
Diamond Offshore Drilling Inc. (a)(b)	2,066	22,375
Helmerich & Payne Inc. (b)	2,039	110,799
Marathon Oil Corp.	6,041	71,586
Newfield Exploration Co. (a)(b)	2,229	63,437
Tesoro Corp.	1,183	110,729
		496,202
Oil & Gas Services — 1.1%
RPC Inc. (b)	3,731	75,404
Total Energy (Cost $612,567)		571,606
Financial — 17.2%
Banks — 8.6%
Bank of the Ozarks Inc.	2,574	120,643
East West Bancorp Inc. (b)	3,217	188,452
Huntington Bancshares Inc.	12,082	163,349
PacWest Bancorp (b)	2,901	135,477
		607,921
Diversified Financial Services — 1.3%
T. Rowe Price Group Inc.	1,301	96,547
Insurance — 7.3%
Lincoln National Corp.	2,280	154,082
Reinsurance Group of America Inc. Cl A	1,622	208,249
Torchmark Corp.	2,050	156,825
		519,156
Total Financial (Cost $854,136)		1,223,624
Industrial — 14.3%
Aerospace & Defense — 2.0%
Teledyne Technologies Inc. (a)	1,124	143,479
Electronics — 5.4%
Avnet Inc.	1,419	55,171
Garmin Ltd. (b)f	1,931	98,539
Trimble Inc. (a)(b)	3,367	120,101
Woodward Inc.	1,565	105,762
		379,573
Machinery-Diversified — 1.9%
Roper Technologies Inc. (b)	584	135,213
Miscellaneous Manufacturing — 1.1%
Carlisle Cos. Inc.	847	80,804
The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Mid-Cap Value Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 83.4% (Continued)
Transportation — 3.9%
Kirby Corp. (a)	1,525	$101,946
Old Dominion Freight Line Inc.	1,818	173,146
		275,092
Total Industrial (Cost $800,914)		1,014,161
Technology — 8.4%
Computers — 3.6%
CSRA Inc. (b)	3,212	101,981
Western Digital Corp.	1,724	152,746
		254,727
Semiconductors — 3.0%
ON Semiconductor Corp. (a)(b)	9,153	128,508
Skyworks Solutions Inc. (b)	928	89,042
		217,550
Software — 1.8%
Synopsys Inc. (a)	1,738	126,752
Total Technology (Cost $399,683)		599,029
Utilities — 9.9%
Electric — 5.9%
CenterPoint Energy Inc.	4,386	120,089
DTE Energy Co.	1,439	152,232
Xcel Energy Inc.	3,244	148,835
		421,156
Gas — 2.0%
UGI Corp.	2,898	140,292
Water — 2.0%
Aqua America Inc.	4,202	139,927
Total Utilities (Cost $514,416)		701,375
Total Common Stocks
(Cost $4,689,018)		5,913,180
Real Estate Investment Trusts — 12.6%
Alexandria Real Estate Equities Inc. (b)	1,230	148,178
AvalonBay Communities Inc. (b)	572	109,921
Brixmor Property Group Inc.	5,505	98,429
CyrusOne Inc. (b)	2,364	131,793
Duke Realty Corp.	4,991	139,499
Gaming and Leisure Properties Inc. (b)	3,475	130,903
Sun Communities Inc. (b)	1,513	132,675
		891,398
Total Real Estate Investment Trusts
(Cost $766,316)		891,398
Total Long-Term Investments
(Cost $5,455,334)		6,804,578
	Par
	Value
Bank Deposit Account — 4.3%
U.S. Bank, N.A., 0.30%	$307,524	307,524
Total Bank Deposit Account
(Cost $307,524)		307,524
	Units
Private Investment Co. Purchased with
Proceeds from Securities Lending — 29.1%
Mount Vernon Liquid Assets
Portfolio LLC, 1.33% (c)(d)	2,060,060	2,060,060
Total Private Investment Co. Purchased
with Proceeds from Securities Lending
(Cost $2,060,060)		2,060,060
Total Investments
(Cost $7,822,918) — 129.4%		9,172,162
Liabilities in Excess
of Other Assets, Net (29.4)%		(2,083,355)
Total Net Assets — 100.0%		$7,088,807

(a)	Non-income producing security.
(b)
All or a portion of the security is out on loan. The total market value of securities on loan was $2,022,215. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Represents investments of collateral received from securities lending transactions. Refer to Note 12 of Notes to the Financial Statements for additional information.
f	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments

Quaker Small-Cap Value Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Long-Term Investments — 98.6%
Common Stocks — 91.7%
Basic Materials — 3.2%
Chemicals — 1.4%
Cabot Corp.	1,358	$72,558
Chemours Co.	3,015	114,329
KMG Chemicals Inc.	1,899	92,424
Orion Engineered Carbons SA f	6,680	133,266
		412,577
Forest Products & Paper — 0.4%
Mercer International Inc.	9,415	108,273
Mining — 1.4%
Constellium NV (a) f	9,495	65,516
Dominion Diamond Corp. f	13,122	164,812
Silvercorp Metals Inc. f	29,012	92,258
Taseko Mines Ltd. (a) f	55,790	70,853
		393,439
Total Basic Materials
(Cost $858,738)		914,289
Communications — 5.2%
Internet — 3.2%
1-800-Flowers.com Inc. (a)	12,623	123,074
Autobytel Inc. (a)	6,502	81,990
DHI Group Inc. (a)	36,355	103,612
Points International Ltd. (a) f	3,860	34,894
Quarterhill Inc. f	42,870	61,733
Travelzoo Inc. (a)	8,046	88,103
Web.com Group Inc. (a)(b)	6,650	168,245
XO Group Inc. (a)	6,332	111,570
Zix Corp. (a)(b)	25,797	146,785
		920,006
Media — 1.6%
Gannett Co. Inc.	10,142	88,438
John Wiley & Sons Inc.	377	19,887
MSG Networks Inc. (a)	9,502	213,320
Time Inc.	8,739	125,405
		447,050
Telecommunications — 0.4%
Black Box Corp. (b)	8,981	76,788
Telephone & Data Systems Inc. (b)	1,375	38,156
		114,944
Total Communications
(Cost $1,658,394)		1,482,000
Consumer, Cyclical — 12.8%
Airlines — 1.7%
Hawaiian Holdings Inc. (a)(b)	3,652	171,462
JetBlue Airways Corp. (a)	4,357	99,470
Spirit Airlines Inc. (a)(b)	4,371	225,762
		496,694
Auto Manufacturers — 0.6%
Wabash National Corp. (b)	8,404	184,720
Auto Parts & Equipment — 4.0%
Commercial Vehicle Group Inc. (a)	9,305	78,627
Lear Corp.	2,264	321,669
SORL Auto Parts Inc. (a)(b)	14,556	97,234
Tenneco Inc.	4,886	282,557
Tower International Inc.	6,692	150,236
Visteon Corp. (a)	2,166	221,062
		1,151,385
Entertainment — 1.0%
Pinnacle Entertainment Inc. (a)(b)	11,516	227,556
RCI Hospitality Holdings Inc.	2,929	69,828
		297,384
Home Builders — 0.8%
M/I Homes Inc. (a)(b)	7,541	215,296
Leisure Time — 1.7%
Brunswick Corp.	1,265	79,353
Liberty TripAdvisor Holdings Inc. (a)	8,156	94,610
Malibu Boats Inc. (a)	4,989	129,065
MCBC Holdings Inc. (a)	9,627	188,208
		491,236
Lodging — 0.3%
Monarch Casino & Resort Inc. (a)	2,453	74,203
Office Furnishings — 0.6%
Kimball International Inc.	9,412	157,086
Retail — 2.1%
Barnes & Noble Inc.	11,863	90,159
Bed Bath & Beyond Inc.	445	13,528
Del Frisco’s Restaurant Group Inc. (a)(b)	4,035	64,963
Haverty Furniture Cos. Inc.	5,252	131,825
Office Depot Inc.	22,565	127,267
World Fuel Services Corp.	4,843	186,213
		613,955
Total Consumer, Cyclical
(Cost $3,286,417)		3,681,959

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Small-Cap Value Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 91.7% (Continued)
Consumer, Non-cyclical — 22.8%
Agriculture — 0.6%
Adecoagro SA (a) f	10,366	$103,556
Turning Point Brands Inc. (a)	3,714	56,973
		160,529
Beverages — 0.2%
Coca-Cola Bottling Co. Consolidated	208	47,605
Biotechnology — 1.8%
Applied Genetic
Technologies Corp. (a)	24,743	126,189
CytomX Therapeutics Inc. (a)	6,177	95,744
Pfenex Inc. (a)	8,201	32,886
Retrophin Inc. (a)(b)	7,939	153,937
RTI Surgical Inc. (a)	19,969	116,819
		525,575
Commercial Services — 7.6%
Aaron’s Inc.	4,947	192,438
American Public Education Inc. (a)(b)	2,307	54,561
Bridgepoint Education Inc. (a)(b)	7,733	114,139
CAI International Inc. (a)	3,964	93,550
Capella Education Co. (b)	581	49,734
CorVel Corp. (a)	3,155	149,705
CRA International Inc.	3,963	143,936
Ennis Inc.	8,120	155,092
Everi Holdings Inc. (a)	12,651	92,099
ManpowerGroup Inc.	1,954	218,164
Medifast Inc.	4,183	173,469
Neff Corp. (a)	6,183	117,477
Net 1 UEPS Technologies Inc. (a)	9,559	94,252
Nutrisystem Inc. (b)	1,989	103,528
Quanta Services Inc. (a)	7,410	243,937
RPX Corp. (a)	12,771	178,155
		2,174,236
Food — 1.3%
Dean Foods Co.	8,387	142,579
Sanderson Farms Inc. (b)	1,971	227,946
		370,525
Healthcare-Products — 3.2%
Exactech Inc. (a)(b)	3,714	110,677
Haemonetics Corp. (a)	3,500	138,215
Halyard Health Inc. (a)	7,049	276,885
Lantheus Holdings Inc. (a)	5,527	97,552
Meridian Bioscience Inc.	4,575	72,056
Orthofix International NV (a) f	4,698	218,363
		913,748
Healthcare-Services — 2.9%
Addus HomeCare Corp. (a)	2,949	109,703
Chemed Corp. (b)	425	86,925
LHC Group Inc. (a)	2,100	142,569
Nobilis Health Corp. (a) f	47,393	90,047
Providence Services Corp. (a)	3,641	184,271
Psychemedics Corp.	4,075	101,671
RadNet Inc. (a)	15,989	123,915
		839,101
Pharmaceuticals — 5.2%
BioSpecifics Technologies Corp. (a)	1,762	87,237
Catalent Inc. (a)	4,967	174,342
Catalyst Pharmaceuticals Inc. (a)	36,774	101,496
Corcept Therapeutics Inc. (a)	8,219	96,984
Eagle Pharmaceuticals Inc. (a)(b)	1,108	87,410
Endo International PLC (a) f	7,249	80,971
Heska Corp. (a)(b)	963	98,293
Kindred Biosciences Inc. (a)	10,201	87,729
Mallinckrodt PLC (a)(b) f	1,952	87,469
Omega Protein Corp. (b)	5,524	98,880
Phibro Animal Health Corp.	5,151	190,845
Vanda Pharmaceuticals Inc. (a)	12,575	204,972
VIVUS Inc. (a)(b)	86,205	105,170
		1,501,798
Total Consumer, Non-cyclical
(Cost $5,969,011)		6,533,117
Energy — 2.5%
Coal — 0.3%
Hallador Energy Co.	10,062	78,182
Energy-Alternate Sources — 1.1%
Renewable Energy Group Inc. (a)	13,813	178,878
REX American Resources Corp. (a)(b)	1,315	126,977
		305,855
Oil & Gas — 0.2%
Geopark Ltd. (a)f	8,282	62,529
Oil & Gas Services — 0.9%
Exterran Corp. (a)	3,403	90,860
McDermott International Inc. (a) f	22,396	160,579

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Small-Cap Value Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 91.7% (Continued)
Oil & Gas Services (Continued)
North American Energy Partners Inc. f	2,064	$9,082
		260,521
Total Energy (Cost $626,185)		707,087
Financial — 16.7%
Banks — 6.8%
Central Pacific Financial Corp.	9,242	290,846
Financial Institutions Inc.	4,983	148,493
First Connecticut Bancorp Inc.	949	24,342
Independent Bank Corp.	7,761	168,802
Northeast Bancorp	2,044	41,595
Old Second Bancorp Inc.	9,162	105,821
Peoples Bancorp Inc.	3,163	101,627
Popular Inc. f	4,798	200,125
QCR Holdings Inc.	3,246	153,860
State Bank Financial Corp.	2,674	72,519
Synovus Financial Corp.	7,401	327,420
United Community Banks Inc.	11,721	325,844
		1,961,294
Diversified Financial Services — 2.9%
Enova International Inc. (a)	3,391	50,356
Evercore Partners Inc. (b)	2,008	141,564
GAMCO Investors Inc.	2,147	63,551
INTL FCStone Inc. (a)	4,152	156,780
Lazard Ltd. f	5,087	235,681
LPL Financial Holdings Inc.	1,613	68,488
R1 RCM Inc. (a)	6,332	23,745
Regional Management Corp. (a)	3,723	87,974
		828,139
Insurance — 6.5%
Argo Group
International Holdings Ltd. f	4,288	259,853
Aspen Insurance Holdings Ltd. f	1,098	54,735
Assured Guaranty Ltd. (b) f	7,745	323,276
CNO Financial Group Inc.	7,121	148,687
Everest Re Group Ltd. f	66	16,803
MGIC Investment Corp. (a)	9,736	109,043
Reinsurance Group of America Inc. Cl A	2,634	338,179
Stewart Information Services Corp. (b)	4,600	208,748
Universal Insurance Holdings Inc. (b)	4,249	107,075
Voya Financial Inc.	8,310	306,556
		1,872,955
Real Estate — 0.5%
RMR Group Inc.	2,993	145,610
Total Financial (Cost $4,267,558)		4,807,998
Industrial — 15.2%
Aerospace & Defense — 1.9%
Moog Inc. (a)	3,655	262,137
Spirit AeroSystems Holdings Inc. (b)	4,712	273,013
		535,150
Building Materials — 2.5%
Boise Cascade Co. (a)	4,917	149,477
Continental Building Products Inc. (a)	9,612	223,960
Owens Corning	5,068	339,150
		712,587
Electrical Components & Equipment — 0.7%
Advanced Energy Industries Inc. (a)	3,251	210,307
Electronics — 3.7%
Celestica Inc. (a) f	13,271	180,220
Jabil Inc. (b)	8,165	238,336
KEMET Corp. (a)	6,759	86,515
Kimball Electronics Inc. (a)	6,902	124,581
Vishay Intertechnology Inc. (b)	19,876	329,942
Zagg Inc. (a)	12,458	107,762
		1,067,356
Engineering & Construction — 1.6%
Argan Inc.	1,855	111,300
MYR Group Inc. (a)	5,057	156,868
Orion Group Holdings Inc. (a)	12,175	90,947
Sterling Construction Co. Inc. (a)	8,256	107,906
		467,021
Machinery-Diversified — 1.0%
Applied Industrial Technologies Inc.	5,008	295,723
Metal Fabricate & Hardware — 1.0%
Atkore International Group Inc. (a)	5,565	125,491
Global Brass & Copper Holdings Inc.	4,942	150,978
		276,469
Miscellaneous Manufacturing — 2.1%
Core Molding Technologies Inc. (a)	4,047	87,456
FreightCar America Inc. (b)	5,065	88,080
Myers Industries Inc.	7,683	137,910
Trinseo SA f	4,057	278,716
		592,162

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Small-Cap Value Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 91.7% (Continued)
Packaging & Containers — 0.3%
UFP Technologies Inc. (a)	3,264	$92,371
Transportation — 0.4%
Euronav NV f	2,573	20,327
Radiant Logistics Inc. (a)	17,235	92,724
		113,051
Total Industrial
(Cost $3,832,514)		4,362,197
Technology — 10.2%
Computers — 0.3%
Insight Enterprises Inc. (a)	2,331	93,217
Semiconductors — 4.9%
Alpha & Omega
Semiconductor Ltd. (a)f	4,459	74,332
Amkor Technology Inc. (a)(b)	16,056	156,867
Cabot Microelectronics Corp.	324	23,921
Cohu Inc.	6,652	104,702
Diodes Inc. (a)	5,357	128,729
IXYS Corp. (a)	9,287	152,771
Kulicke & Soffa Industries Inc. (a)	11,005	209,315
Nova Measuring Instruments Ltd. (a) f	2,935	64,834
Photronics Inc. (a)(b)	14,972	140,737
Rudolph Technologies Inc. (a)(b)	2,922	66,768
Teradyne Inc.	9,240	277,477
		1,400,453
Software — 5.0%
American Software Inc. (b)	6,080	62,563
Aspen Technology Inc. (a)	5,899	325,979
Bazaarvoice Inc. (a)	13,189	65,286
Cadence Design Systems Inc. (a)	4,371	146,385
MicroStrategy Inc. (a)	1,638	313,955
Progress Software Corp.	8,479	261,916
Quality Systems Inc. (a)(b)	15,235	262,194
		1,438,278
Total Technology
(Cost $2,572,709)		2,931,948
Utilities — 3.1%
Electric — 2.1%
AES Corp. (b)	23,673	263,007
El Paso Electric Co.	1,268	65,556
Portland General Electric Co.	5,837	266,692
		595,255
Gas — 1.0%
UGI Corp.	5,993	290,121
Total Utilities (Cost $769,891)		885,376
Total Common Stocks
(Cost $23,841,417)		26,305,971
Real Estate Investment Trusts — 6.9%
Ashford Hospitality Trust Inc.	26,790	162,883
DiamondRock Hospitality Co. (b)	17,535	192,008
Gaming and Leisure Properties Inc. (b)	5,438	204,849
LaSalle Hotel Properties (b)	7,052	210,150
Mack-Cali Realty Corp.	11,478	311,513
Ryman Hospitality Properties Inc. (b)	1,318	84,365
Sabra Health Care REIT Inc. (b)	8,215	197,982
Terreno Realty Corp.	7,972	268,338
Tier REIT Inc.	10,848	200,471
UMH Properties Inc. (b)	9,249	157,695
		1,990,254
Total Real Estate Investment Trusts
(Cost $1,906,338)		1,990,254
Total Long-Term Investments
(Cost $25,747,755)		28,296,225

	Par
	Value
Bank Deposit Account — 1.1%
U.S. Bank, N.A., 0.30%	$297,001	297,001
Total Bank Deposit Account
(Cost $297,001)		297,001

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Small-Cap Value Fund
June 30, 2017

		Fair
	Units	Value
Private Investment Co. Purchased with
Proceeds from Securities Lending — 19.8%
Mount Vernon Liquid Assets
Portfolio LLC, 1.33% (c)(d)	5,691,418	$5,691,418
Total Private Investment Co. Purchased
with Proceeds from Securities Lending
(Cost $5,691,418)		5,691,418
Total Investments
(Cost $31,736,174) — 119.5%		34,284,644
Liabilities in Excess of
Other Assets, Net (19.5)%		(5,596,299)
Total Net Assets — 100.0%		$28,688,345

(a)	Non-income producing security.
(b)
All or a portion of the security is out on loan. The total market value of securities on loan was $5,549,586. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Represents investments of collateral received from securities lending transactions. Refer to Note 12 of Notes to the Financial Statements for additional information.
f	Foreign issued security.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments

Quaker Strategic Growth Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Long-Term Investments — 100.1%
Common Stocks — 98.8%
Basic Materials — 2.6%
Chemicals — 2.2%
AdvanSix Inc. (a)	128	$3,999
The Dow Chemical Co.	5,850	368,960
Eastman Chemical Co.	2,600	218,374
FMC Corp. (b)	620	45,291
International Flavors
& Fragrances Inc. (b)	300	40,500
LyondellBasell Industries NV (b) f	3,165	267,094
PPG Industries Inc. (b)	2,000	219,920
Praxair Inc.	2,760	365,838
		1,529,976
Forest Products & Paper — 0.3%
International Paper Co.	4,000	226,440
Mining — 0.1%
Newmont Mining Corp.	2,700	87,453
Total Basic Materials
(Cost $1,590,159)		1,843,869
Communications — 15.1%
Internet — 11.9%
Alphabet Inc. Cl A (a)	705	655,424
Alphabet Inc. Cl C (a)	693	629,750
Amazon.com Inc. (a)	2,658	2,572,944
eBay Inc. (a)	16,400	572,688
F5 Networks Inc. (a)	300	38,118
Facebook Inc. Cl A (a)	13,024	1,966,364
Netflix Inc. (a)	5,882	878,830
Symantec Corp.	42,490	1,200,342
VeriSign Inc. (a)(b)	120	11,155
		8,525,615
Media — 0.5%
Charter Communications Inc. (a)	20	6,737
News Corp. Cl B (b)	10,596	149,933
The Walt Disney Co.	1,954	207,613
		364,283
Telecommunications — 2.7%
AT&T Inc.	14,210	536,143
Cisco Systems Inc.	22,500	704,250
Juniper Networks Inc. (b)	11,100	309,468
LogMeIn Inc.	422	44,099
Motorola Solutions Inc. (b)	2,860	248,076
Verizon Communications Inc.	792	35,371
		1,877,407
Total Communications
(Cost $9,986,691)		10,767,305
Consumer, Cyclical — 5.6%
Airlines — 1.6%
Alaska Air Group Inc.	551	49,458
AMR Corp. Escrow (a)*^	211,235	399,234
Southwest Airlines Co.	11,463	712,311
		1,161,003
Leisure Time — 0.1%
Royal Caribbean Cruises Ltd. f	770	84,107
Lodging — 1.1%
Hilton Worldwide Holdings Inc.	600	37,110
Marriott International Inc. (b)	5,790	580,795
Wyndham Worldwide Corp.	1,400	140,574
		758,479
Retail — 2.7%
Coach Inc.	5,000	236,700
The Home Depot Inc.	980	150,332
McDonald’s Corp.	6,672	1,021,884
Ulta Beauty Inc. (a)	100	28,734
Urban Outfitters Inc. (a)(b)	560	10,382
Yum! Brands Inc.	6,546	482,833
		1,930,865
Toys/Games & Hobbies — 0.1%
Hasbro Inc. (b)	700	78,057
Total Consumer, Cyclical
(Cost $3,161,028)		4,012,511
Consumer, Non-cyclical — 24.5%
Agriculture — 3.6%
Altria Group Inc.	19,063	1,419,622
Archer-Daniels-Midland Co.	2,750	113,795
Philip Morris International Inc.	8,550	1,004,197
		2,537,614
Beverages — 1.5%
The Coca-Cola Co.	11,570	518,914
Molson Coors Brewing Co.	4,273	368,931
PepsiCo Inc.	1,610	185,939
		1,073,784

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 98.8% (Continued)
Biotechnology — 1.1%
Amgen Inc.	4,185	$720,783
Bioverativ Inc. (a)(b)	1,125	67,691
		788,474
Commercial Services — 1.3%
Cintas Corp.	2,270	286,111
IHS Markit Ltd. (a) f	10,070	443,483
PayPal Holdings Inc. (a)	385	20,663
Quanta Services Inc. (a)	540	17,777
Verisk Analytics Inc. Cl A (a)	100	8,437
The Western Union Co. (b)	9,150	174,307
		950,778
Cosmetics & Personal Care — 1.0%
The Procter & Gamble Co. (b)	8,430	734,674
Food — 1.1%
Campbell Soup Co.	1,950	101,693
General Mills Inc.	2,370	131,298
The Hershey Co.	1,800	193,266
Lamb Weston Holdings Inc.	261	11,494
Mondelez International Inc.	770	33,256
Tyson Foods Inc. (b)	5,315	332,878
		803,885
Healthcare-Products — 5.7%
Abbott Laboratories	6,080	295,549
Baxter International Inc.	5,000	302,700
Becton Dickinson and Co. (b)	5,398	1,053,204
Boston Scientific Corp. (a)	17,450	483,714
The Cooper Cos. Inc.	2,197	526,006
CR Bard Inc.	70	22,128
Danaher Corp.	3,820	322,370
Edwards Lifesciences Corp. (a)	3,380	399,651
IDEXX Laboratories Inc. (a)	860	138,821
Medtronic PLC f	4,300	381,625
Patterson Cos. Inc. (b)	3,690	173,245
		4,099,013
Healthcare-Services — 2.2%
Aetna Inc.	910	138,165
Anthem Inc.	250	47,033
Centene Corp. (a)	7,270	580,728
Cigna Corp. (b)	1,390	232,672
HCA Healthcare Inc. (a)	1,015	88,508
UnitedHealth Group Inc.	2,760	511,759
		1,598,865
Household Products & Wares — 0.8%
Avery Dennison Corp.	3,950	349,061
Kimberly-Clark Corp. (b)	1,660	214,323
		563,384
Pharmaceuticals — 6.2%
AbbVie Inc. (b)	5,263	381,620
Allergan PLC (b) f	2,740	666,067
AmerisourceBergen Corp. (b)	2,450	231,599
Bristol-Myers Squibb Co.	14,950	833,014
Cardinal Health Inc. (b)	670	52,207
Eli Lilly & Co.	5,601	460,962
Johnson & Johnson	7,370	974,977
Merck & Co. Inc.	4,690	300,582
Pfizer Inc.	10,800	362,772
Zoetis Inc.	2,380	148,464
		4,412,264
Total Consumer, Non-cyclical
(Cost $16,352,850)		17,562,735
Diversified — 0.4%
Holding Companies — 0.4%
Leucadia National Corp.	9,670	252,967
Total Diversified (Cost $179,287)		252,967
Energy — 2.8%
Oil & Gas — 2.7%
Chevron Corp.	5,772	602,193
EOG Resources Inc.	650	58,838
Exxon Mobil Corp.	14,900	1,202,877
Phillips 66 (b)	1,050	86,824
		1,950,732
Pipelines — 0.1%
Kinder Morgan Inc.	3,675	70,413
Total Energy (Cost $2,095,906)		2,021,145
Financial — 14.2%
Banks — 8.1%
Bank of America Corp.	49,525	1,201,477
Citigroup Inc.	13,510	903,549
Citizens Financial Group Inc.	300	10,704
Fifth Third Bancorp	2,300	59,708
The Goldman Sachs Group Inc.	1,420	315,098

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 98.8% (Continued)
Banks (Continued)
JPMorgan Chase & Co.	16,381	$1,497,223
Morgan Stanley (b)	17,950	799,852
Northern Trust Corp.	600	58,326
The PNC Financial Services Group Inc.	1,100	137,357
State Street Corp. (b)	700	62,811
SunTrust Banks Inc.	4,200	238,224
Wells Fargo & Co.	9,540	528,611
Zions Bancorporation	140	6,147
		5,819,087
Diversified Financial Services — 1.0%
American Express Co. (b)	3,350	282,204
Mastercard Inc. Cl A	3,455	419,610
		701,814
Insurance — 4.7%
Aflac Inc.	4,830	375,194
Aon PLC f	4,230	562,379
Arthur J Gallagher & Co.	100	5,725
Berkshire Hathaway Inc. Cl B (a)	2,050	347,208
Chubb Ltd. f	1,105	160,645
Cincinnati Financial Corp. (b)	1,480	107,226
The Hartford Financial
Services Group Inc.	6,570	345,385
MetLife Inc. (b)	12,470	685,102
Principal Financial Group Inc.	2,200	140,954
The Progressive Corp.	6,380	281,294
The Travelers Cos. Inc.	2,230	282,162
XL Group Ltd. (b) f	570	24,966
		3,318,240
Savings & Loans — 0.4%
People’s United Financial Inc. (b)	16,910	298,631
Total Financial (Cost $7,909,710)		10,137,772
Industrial — 8.6%
Aerospace & Defense — 0.5%
L3 Technologies Inc.	730	121,969
Northrop Grumman Corp.	430	110,385
United Technologies Corp.	830	101,351
		333,705
Electronics — 2.9%
Agilent Technologies Inc.	4,477	265,531
Allegion PLC f	1,500	121,680
Corning Inc.	9,900	297,495
FLIR Systems Inc.	11,300	391,658
Garmin Ltd. (b) f	3,020	154,111
Honeywell International Inc.	2,300	306,567
Mettler-Toledo International Inc. (a)	717	421,983
Waters Corp. (a)	460	84,566
		2,043,591
Engineering & Construction — 0.0%
Jacobs Engineering Group Inc. (b)	500	27,195
Environmental Control — 0.3%
Waste Management Inc.	2,642	193,791
Hand & Machine Tools — 0.0%
Snap-on Inc. (b)	100	15,800
Machinery-Diversified — 2.1%
Cummins Inc.	300	48,666
Deere & Co. (b)	11,600	1,433,644
		1,482,310
Miscellaneous Manufacturing — 1.4%
3M Co. (b)	1,450	301,876
Eaton Corp. PLC f	2,000	155,660
General Electric Co.	10,790	291,438
Illinois Tool Works Inc. (b)	200	28,650
Ingersoll-Rand PLC f	1,600	146,224
Parker Hannifin Corp.	500	79,910
		1,003,758
Packaging & Containers — 0.0%
WestRock Co.	500	28,330
Transportation — 1.4%
Kansas City Southern	2,780	290,927
Norfolk Southern Corp.	780	94,926
Union Pacific Corp.	2,610	284,255
United Parcel Service Inc.	3,070	339,511
		1,009,619
Total Industrial (Cost $5,285,093)		6,138,099
Technology — 18.0%
Computers — 7.0%
Accenture PLC Cl A f	1,100	136,048
Apple Inc.	27,340	3,937,507
Cognizant Technology Solutions Corp.	120	7,968
DXC Technology Co.	1,503	115,310
Hewlett Packard Enterprise Co.	11,850	196,591

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2017

	Number	Fair
	of Shares	Value
Common Stocks — 98.8% (Continued)
Computers (Continued)
HP Inc.	140	$2,447
International Business
Machines Corp. (b)	890	136,909
NetApp Inc. (b)	11,300	452,565
		4,985,345
Semiconductors — 5.2%
Advanced Micro Devices Inc. (a)(b)	18,600	232,128
Analog Devices Inc.	400	31,120
Applied Materials Inc.	1,240	51,224
Broadcom Ltd. f	5,330	1,242,157
Intel Corp. (b)	30,400	1,025,696
NVIDIA Corp. (b)	3,557	514,200
Skyworks Solutions Inc. (b)	2,340	224,523
Texas Instruments Inc.	2,600	200,018
Xilinx Inc.	3,600	231,552
		3,752,618
Software — 5.8%
Adobe Systems Inc. (a)	701	99,149
Autodesk Inc. (a)	1,360	137,115
CA Inc. (b)	4,200	144,774
Citrix Systems Inc. (a)(b)	1,870	148,815
The Dun & Bradstreet Corp.	11,880	1,284,822
Electronic Arts Inc. (a)(b)	3,190	337,247
Microsoft Corp.	21,010	1,448,219
Oracle Corp.	4,700	235,658
Paychex Inc.	5,700	324,558
		4,160,357
Total Technology
(Cost $11,545,847)		12,898,320
Utilities — 7.0%
Electric — 7.0%
AES Corp.	11,360	126,210
Ameren Corp.	4,000	218,680
American Electric Power Co. Inc.	2,500	173,675
CenterPoint Energy Inc. (b)	10,960	300,085
Consolidated Edison Inc.	1,250	101,025
Dominion Energy Inc. (b)	2,500	191,575
DTE Energy Co.	700	74,053
Duke Energy Corp.	4,700	392,873
Entergy Corp.	4,790	367,728
Eversource Energy	500	30,355
Exelon Corp.	23,100	833,217
FirstEnergy Corp.	29,200	851,472
NextEra Energy Inc.	1,000	140,130
PG&E Corp. (b)	700	46,459
Pinnacle West Capital Corp.	1,400	119,224
PPL Corp.	6,700	259,022
Public Service Enterprise Group Inc.	7,790	335,048
SCANA Corp.	530	35,515
The Southern Co. (b)	8,400	402,192
		4,998,538
Gas — 0.0%
Sempra Energy	200	22,550
Total Utilities
(Cost $4,880,840)		5,021,088
Total Common Stocks
(Cost $62,987,411)		70,655,811
Real Estate Investment Trusts — 1.3%
Equinix Inc.	1,647	706,827
GGP Inc. (b)	1,300	30,628
Public Storage	270	56,303
UDR Inc. (b)	160	6,235
Weyerhaeuser Co. (b)	4,340	145,390
		945,383
Total Real Estate Investment Trusts
(Cost $909,205)		945,383
Total Long-Term Investments
(Cost $63,896,616)		71,601,194
	Par
	Value
Bank Deposit Account — 0.1%
U.S. Bank, N.A., 0.30%	$66,112	66,112
Total Bank Deposit Account
(Cost $66,112)		66,112

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Schedule of Investments (continued)

Quaker Strategic Growth Fund
June 30, 2017

		Fair
	Units	Value
Private Investment Co. Purchased with
Proceeds from Securities Lending — 16.6%
Mount Vernon Liquid Assets
Portfolio LLC, 1.33% (c)(d)	11,925,730	$11,925,730
Total Private Investment Co. Purchased
with Proceeds from Securities Lending
(Cost $11,925,730)		11,925,730
Total Investments
(Cost $75,888,458) — 116.8%		83,593,036
Liabilities in Excess of
Other Assets, Net (16.8)%		(12,042,486)
Total Net Assets — 100.0%		$71,550,550

(a)	Non-income producing security.
(b)
All or a portion of the security is out on loan. The total market value of securities on loan was $11,664,807. The remaining contractual maturity of all of the securities lending transactions is overnight and continuous.

(c)	The rate shown is the annualized seven-day yield at period end.
(d)	Represents investments of collateral received from securities lending transactions. Refer to Note 12 of Notes to the Financial Statements for additional information.
f	Foreign issued security.
*	Indicates an illiquid security. Total market value for illiquid securities is $399,234, representing 0.6% of net assets.
^	Indicates a fair valued security. Total market value for fair valued securities is $399,234, representing 0.6% of net assets and Level 3 securities.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Statements of Assets and Liabilities

June 30, 2017

		Quaker Global	Quaker	Quaker	Quaker
	Quaker Event	Tactical	Mid-Cap	Small-Cap	Strategic
	Arbitrage Fund	Allocation Fund	Value Fund	Value Fund	Growth Fund
ASSETS:
Investments, at value (Note 12)	$26,872,885	$6,748,860	$9,172,162	$34,284,644	$83,593,036
Cash	27,327	—	—	1,259	1,267
Foreign currency, at value	278,167	—	—	—	—
Cash held at brokers for short sales	3,123,574	—	—	—	—
Receivables:
Dividends and interest	55,194	39,979	10,415	32,568	70,024
Capital shares sold	41,081	10,490	98	102	3,231
Investment securities sold	5,345,463	—	—	1,334,653	—
Securities lending income, net	340	—	288	1,180	1,870
Prepaid expenses and other assets	54,893	12,754	13,380	54,482	137,119
Total assets	35,798,924	6,812,083	9,196,343	35,708,888	83,806,547

LIABILITIES:
Written options, at value	$407,151	$—	$—	$—	$—
Securities sold short, at value	2,012,197	—	—	—	—
Payables:
Due to advisor (Note 3)	11,536	2,527	6,152	22,486	52,816
Capital shares redeemed	90,536	100	200	—	125,769
Upon return of securities loaned	1,268,709	—	2,060,060	5,691,418	11,925,730
Investment securities purchased	2,239,531	—	25,917	1,253,727	—
Distribution fees	7,296	2,551	2,155	533	19,417
Trustee expenses	5,141	1,169	1,151	5,028	12,511
Chief compliance officer fees	3,067	711	745	3,016	7,555
Accrued expenses	52,668	11,405	11,156	44,335	112,199
Total liabilities	6,097,832	18,463	2,107,536	7,020,543	12,255,997
Net assets	$29,701,092	$6,793,620	$7,088,807	$28,688,345	$71,550,550

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Statements of Assets and Liabilities (continued)

June 30, 2017

		Quaker Global	Quaker	Quaker	Quaker
	Quaker Event	Tactical	Mid-Cap	Small-Cap	Strategic
	Arbitrage Fund	Allocation Fund	Value Fund	Value Fund	Growth Fund
NET ASSETS CONSIST OF:
Paid-in capital	$40,785,751	$9,610,588	$6,947,867	$22,883,222	$228,673,591
Accumulated net investment income (loss)	452,422	(4,759)	(29,423)	—	(5,631)
Accumulated net realized
gain (loss) on investments	(6,591,305)	(2,832,008)	(1,178,881)	3,256,641	(164,821,988)
Net unrealized appreciation (depreciation)
on investments:
Securities	(4,602,898)	19,797	1,349,244	2,548,470	7,704,578
Securities sold short	(241,099)	—	—	—	—
Written option contracts	(105,650)	—	—	—	—
Foreign currency transactions	3,871	2	—	12	—
Total net assets	$29,701,092	$6,793,620	$7,088,807	$28,688,345	$71,550,550
Total investments, at cost	$31,475,783	$6,729,063	$7,822,918	$31,736,174	$75,888,458
Includes loaned securities
with a market value of	$1,243,416	$—	$2,022,215	$5,549,586	$11,664,807
Total foreign currency, at cost	$271,654	$—	$—	$—	$—
Proceeds from securities sold short	1,771,098	—	—	—	—
Premiums on written options	301,501	—	—	—	—
Class A shares:
Net assets	$12,548,432	$1,705,608	$4,080,534	$6,433,989	$49,858,410
Shares of beneficial interest outstanding(1)	964,211	160,658	145,407	266,600	1,789,776
Net asset value per share and
redemption price per share	$13.01	$10.62	$28.06	$24.13	$27.86
Offering price per share
(100/94.50 x net asset value per share)	$13.77	$11.24	$29.69	$25.53	$29.48
Class C shares:
Net assets	$3,262,794	$1,040,977	$1,526,431	$1,302,057	$12,687,194
Shares of beneficial interest outstanding(1)	261,553	105,065	62,973	67,474	527,163
Net asset value per share and
redemption price per share	$12.47	$9.91	$24.24	$19.30	$24.07
Institutional Class Shares:
Net assets	$13,889,866	$4,047,035	$1,481,842	$20,952,299	$9,004,946
Shares of beneficial interest outstanding(1)	1,057,307	329,824	50,064	821,846	309,219
Net asset value per share and
redemption price per share	$13.14	$12.27	$29.60	$25.49	$29.12

(1)  Unlimited number of shares of beneficial interest with a 0.01 par value authorized.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Statements of Operations

For the Fiscal Year Ended June 30, 2017

		Quaker Global	Quaker	Quaker	Quaker
	Quaker Event	Tactical	Mid-Cap	Small-Cap	Strategic
	Arbitrage Fund	Allocation Fund	Value Fund	Value Fund	Growth Fund
INVESTMENT INCOME (LOSS)
Income:
Dividends (net of foreign withholding taxes)	$343,495	$72,543	$120,740	$393,237	$1,475,981
Interest	657,513	88,686	323	395	1,713
Securities lending income, net	11,280	—	4,705	23,532	44,652
Total Income	1,012,288	161,229	125,768	417,164	1,522,346
Expenses:
Investment advisory fees (Note 3)	400,645	68,922	76,133	304,604	815,697
Funds administration and accounting fees	68,977	22,422	17,665	74,174	162,367
Transfer agent fees	114,618	20,388	21,819	62,513	232,379
Custody fees	18,141	3,151	2,437	20,916	17,862
Trustee fees	19,821	4,714	4,595	20,363	50,508
Legal fees	18,785	2,979	2,897	12,919	32,192
Audit fees	15,303	3,514	3,468	15,151	37,565
Distribution fee — Class A	34,518	5,902	10,594	16,942	134,927
Distribution fee — Class C	38,974	12,601	15,758	14,664	140,193
Insurance	30,881	6,209	5,965	27,930	75,574
Officers’ compensation fees	35,800	8,537	8,491	36,827	91,472
Registration and filing expenses	46,256	8,830	7,560	35,204	100,769
Printing expenses	8,981	2,414	2,351	7,692	23,744
Dividends and interest on securities sold short	4,553	—	—	—	—
Other operating expenses	2,049	1,920	1,833	2,120	2,257
Total expenses	858,302	172,503	181,566	652,019	1,917,506
Investment advisory fees
reimbursed (Note 3)	(248,548)	(13,792)	—	—	(92,694)
Net expenses	609,754	158,711	181,566	652,019	1,824,812
Net investment income (loss)	402,534	2,518	(55,798)	(234,855)	(302,466)
The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Statements of Operations (continued)

For the Fiscal Year Ended June 30, 2017

		Quaker Global	Quaker	Quaker	Quaker
	Quaker Event	Tactical	Mid-Cap	Small-Cap	Strategic
	Arbitrage Fund	Allocation Fund	Value Fund	Value Fund	Growth Fund
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain (loss) on investments:
Securities	$626,325	$619,944	$489,697	$4,469,004	$8,397,117
Securities sold short	(48,427)	(1,932)	—	—	—
Written options	884,772	—	—	—	—
Foreign currency transactions	(10,745)	—	—	13	—
Net realized gain (loss) on investments	1,451,925	618,012	489,697	4,469,017	8,397,117
Net change in unrealized appreciation
(depreciation) of investments:
Securities	2,033,033	(161,513)	806,946	1,680,019	4,165,653
Securities sold short	(241,099)	—	—	—	—
Written options	(236,444)	—	—	—	—
Foreign currency transactions	4,260	2	—	10	—
Net change in unrealized appreciation
(depreciation) of investments	1,559,750	(161,511)	806,946	1,680,029	4,165,653
Net realized and unrealized
gain (loss) on investments	3,011,675	456,501	1,296,643	6,149,046	12,562,770
Net increase (decrease) in net
assets resulting from operations	$3,414,209	$459,019	$1,240,845	$5,914,191	$12,260,304
(Foreign withholding taxes on
dividends/tax reclaims/interest)	$(8,023)	$(1,135)	$—	$(5,550)	$(2,497)

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Statements of Changes in Net Assets

For the Fiscal Year Ended June 30, 2017

		Quaker Global	Quaker	Quaker	Quaker
	Quaker Event	Tactical	Mid-Cap	Small-Cap	Strategic
	Arbitrage Fund	Allocation Fund	Value Fund	Value Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$402,534	$2,518	$(55,798)	$(234,855)	$(302,466)
Net realized gain (loss)
on investment transactions:
Securities	626,325	619,944	489,697	4,469,004	8,397,117
Securities sold short	(48,427)	(1,932)	—	—	—
Written options	884,772	—	—	—	—
Foreign currency transactions	(10,745)	—	—	13	—
Net change in unrealized appreciation
(depreciation) of investment transactions:
Securities	2,033,033	(161,513)	806,946	1,680,019	4,165,653
Securities sold short	(241,099)	—	—	—	—
Written options	(236,444)	—	—	—	—
Foreign currency transactions	4,260	2	—	10	—
Net increase (decrease) in net
assets resulting from operations	3,414,209	459,019	1,240,845	5,914,191	12,260,304
Distributions to shareholders from:
Net investment income — Class A	(70,505)	—	—	—	—
Net investment income — Class C	(5,529)	—	—	—	—
Net investment income — Institutional Class	(83,962)	—	—	—	—
Total distributions	(159,996)	—	—	—	—
Capital share transactions:
Increase (decrease) in net assets
from fund share transactions (Note 9)	(7,444,709)	(404,319)	(1,056,973)	(9,776,060)	(26,700,407)
Total increase (decrease) in net assets	(4,190,496)	54,700	183,872	(3,861,869)	(14,440,103)

NET ASSETS
Beginning of year	33,891,588	6,738,920	6,904,935	32,550,214	85,990,653
End of year	$29,701,092	$6,793,620	$7,088,807	$28,688,345	$71,550,550
Undistributed (Accumulated) net investment
income (loss), at end of year	$452,422	$(4,759)	$(29,423)	$—	$(5,631)

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Statements of Changes in Net Assets (continued)

For the Fiscal Year Ended June 30, 2016

		Quaker Global	Quaker	Quaker	Quaker
	Quaker Event	Tactical	Mid-Cap	Small-Cap	Strategic
	Arbitrage Fund	Allocation Fund	Value Fund	Value Fund	Growth Fund
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$15,072	$(120,903)	$(28,091)	$(72,892)	$(1,558,243)
Net realized gain (loss) on
investment transactions:
Securities	(7,728,438)	(551,302)	(39,028)	(902,423)	(562,424)
Securities sold short	(117,016)	(14,810)	—	—	(173,758)
Written options	316,179	—	—	—	—
Foreign currency transactions	(20,296)	15	—	(6)	—
Capital gain distributions from
regulated investment companies	—	9,574	—	—	—
Net change in unrealized appreciation
(depreciation) of investment transactions:
Securities	(4,096,077)	(749,693)	(441,921)	(2,691,298)	(10,304,539)
Securities sold short	11,942	—	—	—	—
Written options	92,613	—	—	—	—
Foreign currency transactions	(3,994)	—	—	2	—
Net increase (decrease) in net
assets resulting from operations	(11,530,015)	(1,427,119)	(509,040)	(3,666,617)	(12,598,964)
Distributions to shareholders from:
Net realized capital gain — Class A	(1,695,347)	—	—	(539,696)	—
Net realized capital gain — Class C	(467,044)	—	—	(156,220)	—
Net realized capital gain — Institutional Class	(3,193,513)	—	—	(1,869,051)	—
Total distributions	(5,355,904)	—	—	(2,564,967)	—
Capital share transactions:
Increase (decrease) in net assets
from fund share transactions (Note 9)	(63,054,301)	(864,896)	(1,553,878)	781,008	(65,259,779)
Total increase (decrease) in net assets	(79,940,220)	(2,292,015)	(2,062,918)	(5,450,576)	(77,858,743)

NET ASSETS
Beginning of year	113,831,808	9,030,935	8,967,853	38,000,790	163,849,396
End of year	$33,891,588	$6,738,920	$6,904,935	$32,550,214	$85,990,653
Undistributed (Accumulated) net investment
income (loss), at end of year	$(2,437)	$(57,345)	$(15,879)	$(51,144)	$(513,707)

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout each Year)

	Class A

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.71	$13.39	$14.07	$12.81	$11.93
Income from investment operations:
Net investment income (loss)(1)	0.16	(0.01)	(0.04)	0.41	0.37
Net realized and unrealized
gain (loss) on investments	1.21	(0.65)	0.21	0.93	0.65
Total from investment operations	1.37	(0.66)	0.17	1.34	1.02
Distributions to shareholders from:
Net investment income	(0.07)	—	(0.11)	(0.01)	(0.01)
Net realized capital gain	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.07)	(1.02)	(0.85)	(0.08)	(0.14)
Net asset value, end of year	$13.01	$11.71	$13.39	$14.07	$12.81
Total Return(2)	11.70%	(4.33)%	1.38%	10.47%	8.70%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$12,548	$14,363	$31,817	$53,035	$35,232
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.80%	2.41%	2.17%	2.15%	2.37%
Expense net of fee waivers, if any(3)(5)	1.99%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss)
to average net assets*:
Before waiver and expense reimbursement(3)	0.49%	(0.50)%	(0.47)%	2.85%	2.64%
After waiver and expense reimbursement(3)	1.30%	(0.08)%	(0.29)%	3.01%	3.02%
Portfolio turnover rate	326%	160%	237%	280%	186%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)
Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.78%, 2.40%, 2.16%, 2.14% and 2.34% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(5)
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98%,1.98%, 1.98%, 1.98% and 1.96% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout each Year)

	Class C

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.26	$13.01	$13.72	$12.57	$11.78
Income from investment operations:
Net investment income (loss)(1)	0.06	(0.09)	(0.14)	0.30	0.28
Net realized and unrealized
gain (loss) on investments	1.17	(0.64)	0.20	0.92	0.64
Total from investment operations	1.23	(0.73)	0.06	1.22	0.92
Distributions to shareholders from:
Net investment income	(0.02)	—	(0.03)	—	—
Net realized capital gain	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.02)	(1.02)	(0.77)	(0.07)	(0.13)
Net asset value, end of year	$12.47	$11.26	$13.01	$13.72	$12.57
Total Return(2)	10.91%	(5.03)%	0.52%	9.72%	7.91%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$3,263	$4,576	$6,595	$6,555	$5,954
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	3.55%	3.16%	2.92%	2.90%	3.12%
Expense net of fee waivers, if any(3)(5)	2.74%	2.74%	2.74%	2.74%	2.74%
Ratio of net investment income (loss)
to average net assets*:
Before waiver and expense reimbursement(3)	(0.26)%	(1.25)%	(1.22)%	2.10%	1.89%
After waiver and expense reimbursement(3)	0.55%	(0.83)%	(1.04)%	2.26%	2.27%
Portfolio turnover rate	326%	160%	237%	280%	186%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)
Expenses before reductions (excluding dividend and interest expense for securities sold short) were 3.53%, 3.15%, 2.91%, 2.89% and 3.09% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(5)
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.73%, 2.73%, 2.73%, 2.73% and 2.71% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Event Arbitrage Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.80	$13.46	$14.15	$12.86	$11.97
Income from investment operations:
Net investment income (loss)(1)	0.19	0.02	(0.01)	0.44	0.40
Net realized and unrealized
gain (loss) on investments	1.23	(0.66)	0.21	0.94	0.67
Total from investment operations	1.42	(0.64)	0.20	1.38	1.07
Distributions to shareholders from:
Net investment income	(0.08)	—	(0.15)	(0.02)	(0.05)
Net realized capital gain	—	(1.02)	(0.74)	(0.07)	(0.13)
Total distributions	(0.08)	(1.02)	(0.89)	(0.09)	(0.18)
Net asset value, end of year	$13.14	$11.80	$13.46	$14.15	$12.86
Total Return(2)	12.10%	(4.15)%	1.61%	10.77%	9.04%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$13,890	$14,953	$75,420	$59,474	$24,929
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.55%	2.16%	1.92%	1.90%	2.12%
Expense net of fee waivers, if any(3)(5)	1.74%	1.74%	1.74%	1.74%	1.74%
Ratio of net investment income (loss)
to average net assets*:
Before waiver and expense reimbursement(3)	0.74%	(0.25)%	(0.22)%	3.10%	2.89%
After waiver and expense reimbursement(3)	1.55%	0.17%	(0.04)%	3.26%	3.27%
Portfolio turnover rate	326%	160%	237%	280%	186%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)
Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.53%, 2.15%, 1.91%, 1.89% and 2.09% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

(5)
Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.73%, 1.73%, 1.73%, 1.73% and 1.71% for the years ended June 30, 2017, 2016, 2015, 2014 and 2013, respectively.

*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout each Year)

	Class A

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.95	$11.51	$10.46	$8.30	$7.12
Income from investment operations:
Net investment income (loss)(1)	—	(0.14)	(0.11)	(0.08)	(0.09)
Net realized and unrealized
gain (loss) on investments	0.67	(1.42)	1.16	2.24	1.27
Total from investment operations	0.67	(1.56)	1.05	2.16	1.18
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$10.62	$9.95	$11.51	$10.46	$8.30
Total Return(2)	6.73%	(13.55)%	10.04%	26.02%	16.57%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,706	$3,184	$5,707	$3,992	$3,856
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.35%	2.42%	2.27%	2.19%	2.83%
Expense net of fee waivers, if any(3)	2.16%	2.42%	2.27%	2.19%	2.83%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(3)	(0.15)%	(1.30)%*	(1.03)%*	(0.80)%*	(1.22)%*
After waiver and expense reimbursement(3)	0.04%	(1.30)%*	(1.03)%*	(0.80)%*	(1.22)%*
Portfolio turnover rate	184%	211%	125%	130%	484%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.41%, 2.25%, 2.15% and 2.83% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout each Year)

	Class C

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$9.36	$10.91	$9.99	$7.98	$6.90
Income from investment operations:
Net investment income (loss)(1)	(0.07)	(0.20)	(0.19)	(0.14)	(0.14)
Net realized and unrealized
gain (loss) on investments	0.62	(1.35)	1.11	2.15	1.22
Total from investment operations	0.55	(1.55)	0.92	2.01	1.08
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$9.91	$9.36	$10.91	$9.99	$7.98
Total Return(2)	5.88%	(14.21)%	9.21%	25.19%	15.65%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,041	$1,497	$1,851	$2,093	$2,124
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	3.10%	3.17%	3.02%	2.94%	3.58%
Expense net of fee waivers, if any(3)	2.91%	3.17%	3.02%	2.94%	3.58%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(3)	(0.90)%	(2.05)%*	(1.78)%*	(1.55)%*	(1.97)%*
After waiver and expense reimbursement(3)	(0.71)%	(2.05)%*	(1.78)%*	(1.55)%*	(1.97)%*
Portfolio turnover rate	184%	211%	125%	130%	484%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 3.16%, 3.00%, 2.90% and 3.58% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Global Tactical Allocation Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$11.47	$13.23	$12.00	$9.49	$8.12
Income from investment operations:
Net investment income (loss)(1)	0.03	(0.13)	(0.10)	(0.06)	(0.08)
Net realized and unrealized
gain (loss) on investments	0.77	(1.63)	1.33	2.57	1.45
Total from investment operations	0.80	(1.76)	1.23	2.51	1.37
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$12.27	$11.47	$13.23	$12.00	$9.49
Total Return(2)	6.97%	(13.30)%	10.25%	26.45%	16.87%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$4,047	$2,058	$1,474	$1,240	$625
Ratio of expenses to average net assets:
Expense before reductions(3)(4)	2.10%	2.17%	2.02%	1.94%	2.58%
Expense net of fee waivers, if any(3)	1.91%	2.17%	2.02%	1.94%	2.58%
Ratio of net investment income (loss)
to average net assets:
Before waiver and expense reimbursement(3)	0.10%	(1.05)%*	(0.78)%*	(0.55)%*	(0.97)%*
After waiver and expense reimbursement(3)	0.29%	(1.05)%*	(0.78)%*	(0.55)%*	(0.97)%*
Portfolio turnover rate	184%	211%	125%	130%	484%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These amounts would increase the net investment loss ratio or decrease the net investment income ratio, as applicable, had such reductions not occurred.

(4)	Ratio of expenses (excluding dividend and interest expense for securities sold short) were 2.16%, 2.00%, 1.90% and 2.58% for the years ended June 30, 2016, 2015, 2014 and 2013, respectively.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class A

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.58	$24.78	$24.62	$18.99	$15.73
Income from investment operations:
Net investment income (loss)(1)	(0.17)	(0.06)	(0.10)	(0.09)	(0.14)
Net realized and unrealized
gain (loss) on investments	4.65	(1.14)	0.26	5.72	3.40
Total from investment operations	4.48	(1.20)	0.16	5.63	3.26
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$28.06	$23.58	$24.78	$24.62	$18.99
Total Return(2)	19.00%	(4.84)%	0.65%	29.65%	20.72%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$4,081	$4,057	$5,520	$5,724	$6,029
Ratio of expenses to average net assets	2.39%	2.17%	1.98%	2.03%	2.19%
Ratio of net investment income (loss)
to average net assets	(0.66)%	(0.26)%	(0.39)%	(0.42)%	(0.80)%
Portfolio turnover rate	28%	71%	49%	62%	47%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class C

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.52	$21.73	$21.75	$16.91	$14.11
Income from investment operations:
Net investment income (loss)(1)	(0.32)	(0.20)	(0.25)	(0.22)	(0.24)
Net realized and unrealized
gain (loss) on investments	4.04	(1.01)	0.23	5.06	3.04
Total from investment operations	3.72	(1.21)	(0.02)	4.84	2.80
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$24.24	$20.52	$21.73	$21.75	$16.91
Total Return(2)	18.13%	(5.57)%	(0.09)%	28.62%	19.84%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,526	$1,565	$1,944	$2,086	$1,815
Ratio of expenses to average net assets	3.14%	2.92%	2.73%	2.78%	2.94%
Ratio of net investment income (loss)
to average net assets	(1.41)%	(1.01)%	(1.14)%	(1.17)%	(1.55)%
Portfolio turnover rate	28%	71%	49%	62%	47%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Mid-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.81	$26.01	$25.77	$19.83	$16.39
Income from investment operations:
Net investment income (loss)(1)	(0.11)	(0.00)^	(0.04)	(0.04)	(0.10)
Net realized and unrealized
gain (loss) on investments	4.90	(1.20)	0.28	5.98	3.54
Total from investment operations	4.79	(1.20)	0.24	5.94	3.44
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$29.60	$24.81	$26.01	$25.77	$19.83
Total Return(2)	19.31%	(4.61)%	0.93%	29.95%	20.99%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,482	$1,283	$1,504	$2,216	$1,060
Ratio of expenses to average net assets	2.14%	1.92%	1.73%	1.78%	1.94%
Ratio of net investment income (loss)
to average net assets	(0.41)%	(0.01)%	(0.14)%	(0.17)%	(0.55)%
Portfolio turnover rate	28%	71%	49%	62%	47%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^	Amount is less than 0.005 per share.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class A

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.09	$24.15	$24.28	$19.50	$15.85
Income from investment operations:
Net investment income (loss)(1)	(0.20)	(0.08)	(0.06)	(0.11)	0.09
Net realized and unrealized
gain (loss) on investments	4.24	(2.26)	1.22	4.95	3.58
Total from investment operations	4.04	(2.34)	1.16	4.84	3.67
Distributions to shareholders from:
Net investment income	—	—	—	(0.06)	(0.02)
Net realized capital gain	—	(1.72)	(1.29)	—	—
Total distributions	—	(1.72)	(1.29)	(0.06)	(0.02)
Net asset value, end of year	$24.13	$20.09	$24.15	$24.28	$19.50
Total Return(2)	20.11%	(9.93)%	4.96%	24.83%	23.17%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$6,434	$6,431	$7,790	$8,512	$7,727
Ratio of expenses to average net assets	2.21%	1.93%	1.78%	1.83%	1.93%
Ratio of net investment income (loss)
to average net assets	(0.89)%	(0.37)%	(0.26)%	(0.47)%	0.49%
Portfolio turnover rate	146%	119%	128%	176%	142%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Class C

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$16.19	$19.96	$20.43	$16.49	$13.49
Income from investment operations:
Net investment income (loss)(1)	(0.30)	(0.19)	(0.20)	(0.23)	(0.04)
Net realized and unrealized
gain (loss) on investments	3.41	(1.86)	1.02	4.17	3.04
Total from investment operations	3.11	(2.05)	0.82	3.94	3.00
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	(1.72)	(1.29)	—	—
Total distributions	—	(1.72)	(1.29)	—	—
Net asset value, end of year	$19.30	$16.19	$19.96	$20.43	$16.49
Total Return(2)	19.21%	(10.59)%	4.20%	23.89%	22.24%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$1,302	$1,477	$1,684	$1,806	$1,625
Ratio of expenses to average net assets	2.96%	2.68%	2.53%	2.58%	2.68%
Ratio of net investment income (loss)
to average net assets	(1.64)%	(1.12)%	(1.01)%	(1.22)%	(0.26)%
Portfolio turnover rate	146%	119%	128%	176%	142%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Small-Cap Value Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$21.17	$25.29	$25.30	$20.29	$16.50
Income from investment operations:
Net investment income (loss)(1)	(0.15)	(0.03)	(0.00)^	(0.05)	0.13
Net realized and unrealized
gain (loss) on investments	4.47	(2.37)	1.28	5.14	3.73
Total from investment operations	4.32	(2.40)	1.28	5.09	3.86
Distributions to shareholders from:
Net investment income	—	—	—	(0.08)	(0.07)
Net realized capital gain	—	(1.72)	(1.29)	—	—
Total distributions	—	(1.72)	(1.29)	(0.08)	(0.07)
Net asset value, end of year	$25.49	$21.17	$25.29	$25.30	$20.29
Total Return(2)	20.41%	(9.71)%	5.24%	25.13%	23.44%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$20,952	$24,642	$28,528	$27,868	$23,393
Ratio of expenses to average net assets	1.96%	1.68%	1.53%	1.58%	1.68%
Ratio of net investment income (loss)
to average net assets	(0.64)%	(0.12)%	(0.01)%	(0.22)%	0.74%
Portfolio turnover rate	146%	119%	128%	176%	142%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

^	Amount is less than 0.005 per share.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout each Year)

	Class A

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$23.80	$26.55	$24.19	$19.31	$16.13
Income from investment operations:
Net investment income (loss)(1)	(0.07)	(0.32)	(0.30)	(0.26)	(0.15)
Net realized and unrealized
gain (loss) on investments	4.13	(2.43)	2.66	5.14	3.33
Total from investment operations	4.06	(2.75)	2.36	4.88	3.18
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$27.86	$23.80	$26.55	$24.19	$19.31
Total Return(2)	17.01%	(10.36)%	9.76%	25.27%	19.71%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$49,859	$57,159	$77,188	$87,053	$88,970
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	2.34%	2.30%	2.12%	2.15%	2.36%
After expense reimbursements or recoveries(3)(5)	2.22%	2.24%	2.24%	2.24%	2.24%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries(3)	(0.40)%	(1.34)%*	(1.06)%	(1.06)%	(0.98)%
After expense reimbursements or recoveries(3)	(0.28)%	(1.28)%*	(1.18)%	(1.15)%	(0.86)%
Portfolio turnover rate	185%	211%	149%	170%	294%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.29% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.23% for the year endedJune 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout each Year)

	Class C

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$20.72	$23.28	$21.37	$17.19	$14.47
Income from investment operations:
Net investment income (loss)(1)	(0.23)	(0.44)	(0.43)	(0.37)	(0.25)
Net realized and unrealized
gain (loss) on investments	3.58	(2.12)	2.34	4.55	2.97
Total from investment operations	3.35	(2.56)	1.91	4.18	2.72
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$24.07	$20.72	$23.28	$21.37	$17.19
Total Return(2)	16.17%	(11.00)%	8.94%	24.32%	18.80%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$12,687	$15,375	$20,140	$22,931	$22,968
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	3.09%	3.05%	2.87%	2.90%	3.11%
After expense reimbursements or recoveries(3)(5)	2.97%	2.99%	2.99%	2.99%	2.99%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries(3)	(1.15)%	(2.09)%*	(1.81)%	(1.81)%	(1.74)%
After expense reimbursements or recoveries(3)	(1.03)%	(2.03)%*	(1.93)%	(1.90)%	(1.62)%
Portfolio turnover rate	185%	211%	149%	170%	294%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 3.04% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 2.98% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.
The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Financial Highlights

Quaker Strategic Growth Fund
(For a Share Outstanding Throughout each Year)

	Institutional Class

	Years Ended June 30,
	2017	2016	2015	2014	2013
Net asset value, beginning of year	$24.82	$27.62	$25.10	$19.99	$16.66
Income from investment operations:
Net investment income (loss)(1)	(0.01)	(0.27)	(0.25)	(0.21)	(0.11)
Net realized and unrealized
gain (loss) on investments	4.31	(2.53)	2.77	5.32	3.44
Total from investment operations	4.30	(2.80)	2.52	5.11	3.33
Distributions to shareholders from:
Net investment income	—	—	—	—	—
Net realized capital gain	—	—	—	—	—
Total distributions	—	—	—	—	—
Net asset value, end of year	$29.12	$24.82	$27.62	$25.10	$19.99
Total Return(2)	17.32%	(10.14)%	10.04%	25.56%	19.99%
Ratios/supplemental data:
Net assets, end of year (000’ omitted)	$9,005	$13,457	$66,521	$58,999	$45,851
Ratio of expenses to average net assets:
Before expense reimbursements or recoveries(3)(4)	2.09%	2.05%	1.87%	1.90%	2.11%
After expense reimbursements or recoveries(3)(5)	1.97%	1.99%	1.99%	1.99%	1.99%
Ratio of net investment income (loss)
to average net assets:
Before expense reimbursements or recoveries(3)	(0.15)%	(1.09)%*	(0.81)%	(0.81)%	(0.74)%
After expense reimbursements or recoveries(3)	(0.03)%	(1.03)%*	(0.93)%	(0.90)%	(0.62)%
Portfolio turnover rate	185%	211%	149%	170%	294%
(1)	The average shares outstanding method has been applied for per share information.
(2)
Total investment return is based on the change in net asset value of a share during the year, assumes reinvestment of dividends and distributions at net asset value and does not reflect the impact of a sales charge.

(3)
Expense waived or reimbursed reflect reductions to total expenses, as discussed in the notes to the financial statements. These reimbursed amounts would increase the net investment loss ratio or decrease the net investment income ratio and recovered amounts would decrease the net investment loss ratio or increase the net investment income ratio, as applicable, had such reductions or increases not occurred.

(4)	Expenses before reductions (excluding dividend and interest expense for securities sold short) were 2.04% for the year ended June 30, 2016.
(5)	Expenses net of all reductions (excluding dividend and interest expense for securities sold short) were 1.98% for the year ended June 30, 2016.
*	The net investment income (loss) ratios include dividends on short positions.

The accompanying notes are an integral part of the financial statements.

2017 ANNUAL REPORT

Notes to the Financial Statements

Note 1 — Organization

The Quaker Investment Trust (“Trust”), a diversified, open-end management investment company, was organized as a Massachusetts business trust on October 24, 1990, and is registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust’s Amended and Restated Declaration of Trust permits the Trustees to issue an unlimited number of shares of beneficial interest. The Trust currently has five series: Quaker Event Arbitrage Fund (“Event Arbitrage”), Quaker Global Tactical Allocation Fund (“Global Tactical Allocation”), Quaker Mid-Cap Value Fund (“Mid-Cap Value”), Quaker Small-Cap Value Fund (“Small-Cap Value”) and Quaker Strategic Growth Fund (“Strategic Growth”) (each a “Fund” and collectively, “Funds”). All Funds are diversified. The investment objectives of each Fund are set forth below.

Strategic Growth and Small-Cap Value commenced operations on November 25, 1996. Mid-Cap Value commenced operations on December 31, 1997. Global Tactical Allocation commenced operations on May 1, 2008. Event Arbitrage commenced operations on June 7, 2010 in conjunction with the reorganization of the Pennsylvania Avenue Event Driven Fund (“Event Driven Fund”). The predecessor to the Event Driven Fund, the Pennsylvania Avenue Fund, commenced operations on September 19, 2002. The investment objective of these Funds is to seek long-term growth of capital. The investment objective of these funds is non-fundamental in that this objective may be changed by the Board of Trustees (“Board” or “Trustees”) without shareholder approval. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 “Financial Services – Investment Companies.”

The Funds currently offer three classes of shares (Class A, Class C and Institutional Class shares). Class A shares are charged a front-end sales charge and a distribution and servicing fee; Class C shares are charged a distribution fee, but bear no front-end sales charge or contingent deferred sales charge (“CDSC”); and Institutional Class shares bear no front-end sales charge or CDSC, but have higher minimum investment thresholds. Quaker Funds, Inc. (“QFI”), the investment adviser to each of the Funds, has the ability to waive the minimum investment for Institutional Class shares at its discretion.

Note 2 — Summary of Significant Accounting Policies and Other Information

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”).

A. Security Valuation.     The Funds’ investments in securities are carried at market value. Securities listed on an exchange or quoted on a national market system are generally valued at the last quoted sales price at the time of valuation. Other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are valued at the most recent bid price. Each security reported on the NASDAQ National Market System is valued at the NASDAQ Official Closing Price.

Debt and other fixed-income securities are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service (which reflect such factors as security prices, yields, maturities, ratings, and dealer and exchange quotations), the use of which has been approved by the Board.

The Funds may enter into forward foreign currency contracts to lock in the U.S. dollar cost of purchase and sale transactions or to defend the portfolio against currency fluctuations. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated rate. These contracts are

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Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

valued daily, and the Fund’s net equity therein, representing unrealized gain or loss on the contracts as measured by the difference between the forward foreign exchange rates at the dates of entry into the contracts and the forward rates at the end of the reporting period, if any, is included in the Statements of Assets and Liabilities. Realized and unrealized gains and losses, if any, are included in the Statements of Operations. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contract and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar.

For financial reporting purposes, investment transactions are recorded on the trade date; however, for purposes of executing shareholder transactions, the Funds record changes in holdings of portfolio securities no later than the first business day after the trade date in accordance with Rule 2a-4 of the 1940 Act. Accordingly, certain differences between net asset value for financial reporting and for executing shareholder transactions may arise.

The Funds have adopted fair valuation procedures to value securities at fair market value in certain circumstances, and the Trust has established a Valuation Committee responsible for determining when fair valuing a security is necessary and appropriate. The Funds will value securities at fair market value when market quotations are not readily available or when securities cannot be accurately valued within established pricing procedures. The Valuation Committee may also fair value foreign securities whose prices may have been affected by events occurring after the close of trading in their respective markets but prior to the time the Fund holding the foreign securities calculates its net asset value. The Funds’ fair valuation procedures are designed to help ensure that prices at which Fund shares are purchased and redeemed are fair and do not result in dilution of shareholder interest or other harm to shareholders.

The Fund is required to disclose information regarding the fair value measurements of the Fund’s assets and liabilities. Fair value is defined as the price that the Fund may receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. The disclosure requirements utilize a three-tier hierarchy to maximize the use of observable market data, minimize the use of unobservable inputs and establish classification of fair value measurements for disclosure purposes. A financial instrument’s level within the fair value hierarchy is based on the lowest level that is significant to the fair value measurement. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including the pricing model used and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable.

Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances.

The significant unobservable inputs used in the fair value measurement of the reporting entity’s private equity holdings are, the last traded price, the cost of prior transactions, single broker quotes, uncertainty of future payout, pricing service price adjusted for recent payout distribution, last trade price on pre-conversion bond and discounts applied for lack of marketability. Significant increases (decreases) in any of those inputs in isolation could result in a significantly lower (higher) fair value measurement.

Various inputs may be used to determine the value of each Fund’s investments. These inputs are summarized in three broad levels for financial statement purposes. The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

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Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Prices determined using significant other observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.) municipal securities, long-term U.S. Government obligations and corporate debt securities are valued in accordance with the evaluated price supplied by the pricing service and generally categorized as Level 2 in the hierarchy. Other securities that are categorized as Level 2 in the hierarchy include, but are not limited to, warrants and structured notes that do not trade on an exchange, OTC options and international equity securities valued by an independent third party in order to adjust for stale pricing and foreign market holidays.

Level 3 — Prices determined using significant unobservable inputs (including the Fund’s own assumptions). For restricted equity securities where observable inputs are limited, assumptions about market activity and risk are used in determining fair value. These are categorized as Level 3 in the hierarchy.

For international equity securities traded on a foreign exchange or market which closes prior to a Fund’s Valuation Time, in order to adjust for events which occur between the close of the foreign exchange they are traded on and the close of the New York Stock Exchange, a fair valuation model is used, and these securities are categorized as Level 2.

A Fund may hold securities, some of which are classified as Level 3 investments (as defined below). Level 3 investments have significant unobservable inputs, as they trade infrequently. In determining the fair value of these investments, management uses the market approach which includes as the primary input the capital balance reported; however, adjustments to the reported capital balance may be made based on various factors, including, but not limited to, the attributes of the interest held, including the rights and obligations, and any restrictions or illiquidity of such interests, and the fair value of these securities.

The value of a foreign security is generally determined as of the close of trading on the foreign stock exchange on which the security is primarily traded, or as of the close of trading on the New York Stock Exchange (“NYSE”), if earlier. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE (generally 4:00 p.m. Eastern time) on the day that the value of the foreign security is determined. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. If market quotations are not readily available for a foreign security or an event has occurred that caused a quotation to be unavailable or unreliable, the Valuation Committee will fair value foreign securities using the procedures described below.

The Trust has adopted fair valuation procedures to value securities at fair market value when independent prices are unavailable or unreliable, and the Trust has established a Valuation Committee that is responsible for determining when fair valuing a security is necessary and appropriate. Securities and assets for which market quotations are not readily available may be valued based upon valuation methods that include: (i) multiple of earnings; (ii) yield to maturity with respect to debt issues; (iii) discounts from market prices of similar freely traded securities; or (iv) a combination of these or other methods. Securities may also be priced using fair value pricing methods when their closing prices do not reflect their market values at the time the Fund calculates its net asset value (“NAV”) because an event had occurred since the closing prices were established on the domestic or foreign exchange or market but before the Fund’s NAV calculation.

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Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The following is a summary of the fair valuations according to the inputs used as of June 30, 2017 in valuing the Fund’s assets and liabilities:

				Investments
				Measured at
Description EVENT ARBITRAGE FUND	Level 1	Level 2	Level 3	Net Asset Value	Total
Common Stocks	$11,530,201	$425,730	$1,295,681	$—	$13,251,612
Closed End Mutual Fund	1,634,400	—	—	—	1,634,400
Preferred Stocks	123,939	285,888	653,000	—	1,062,827
Real Estate Investment Trusts	523,320	—	—	—	523,320
Structured Note	—	895,216	—	—	895,216
Asset Backed Securities	—	204,847	—	—	204,847
Convertible Bonds	—	522,226	—	—	522,226
Corporate Bonds	—	1,648,048	445,000	—	2,093,048
Mortgage Backed Securities	—	258,332	—	—	258,332
Escrow Notes	—	—	0	—	0
Purchased Options	382,741	34,300	—	—	417,041
Bank Deposit Account	4,741,307	—	—	—	4,741,307
Private Investment Co. Purchased
with Proceeds from Securities Lending	—	—	—	1,268,709	1,268,709
Total Investments in Securities	$18,935,908	$4,274,587	$2,393,681	$1,268,709	$26,872,885
Common Stocks sold short	$(2,012,197)	$—	$—	$—	$(2,012,197)
Written Options	(319,586)	(87,565)	—	—	(407,151)
Total Investments in Securities sold short	$(2,331,783)	$(87,565)	$—	$—	$(2,419,348)

				Investments
				Measured at
Description GLOBAL TACTICAL ALLOCATION FUND	Level 1	Level 2	Level 3	Net Asset Value	Total
Common Stocks	$1,817,893	$—	$14,364	$—	$1,832,257
Closed End Mutual Fund	36,724	—	—	—	36,724
Exchange Traded Funds	363,794	—	—	—	363,794
Preferred Stocks	241,712	—	—	—	241,712
Real Estate Investment Trusts	489,088	—	—	—	489,088
Corporate Bonds	—	3,015,579	—	—	3,015,579
Mortgage Backed Security	—	10,383	—	—	10,383
Bank Deposit Account	759,323	—	—	—	759,323
Total Investments in Securities	$3,708,534	$3,025,962	$14,364	$—	$6,748,860

				Investments
				Measured at
Description MID-CAP VALUE FUND	Level 1	Level 2	Level 3	Net Asset Value	Total
Common Stocks	$5,913,180	$—	$—	$—	$5,913,180
Real Estate Investment Trusts	891,398	—	—	—	891,398
Bank Deposit Account	307,524	—	—	—	307,524
Private Investment Co. Purchased
with Proceeds from Securities Lending	—	—	—	2,060,060	2,060,060
Total Investments in Securities	$7,112,102	$—	$—	$2,060,060	$9,172,162

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

				Investments
				Measured at
Description SMALL-CAP VALUE FUND	Level 1	Level 2	Level 3	Net Asset Value	Total
Common Stocks	$26,305,971	$—	$—	$—	$26,305,971
Real Estate Investment Trusts	1,990,254	—	—	—	1,990,254
Bank Deposit Account	297,001	—	—	—	297,001
Private Investment Co. Purchased
with Proceeds from Securities Lending	—	—	—	5,691,418	5,691,418
Total Investments in Securities	$28,593,226	$—	$—	$5,691,418	$34,284,644

				Investments
				Measured at
Description STRATEGIC GROWTH FUND	Level 1	Level 2	Level 3	Net Asset Value	Total
Common Stocks	$70,256,577	$—	$399,234	$—	$70,655,811
Real Estate Investment Trusts	945,383	—	—	—	945,383
Bank Deposit Account	66,112	—	—	—	66,112
Private Investment Co. Purchased
with Proceeds from Securities Lending	—	—	—	11,925,730	11,925,730
Total Investments in Securities	$71,268,072	$—	$399,234	$11,925,730	$83,593,036

Refer to the Fund’s Schedules of Investments for industry classifications.

Level 3 Reconciliation

The following is a reconciliation of Event Arbitrage’s, Global Tactical Allocation’s and Strategic Growth’s Level 3 investments for which significant unobservable inputs were used in determining value. See Schedules of Investments for industry breakouts:

EVENT ARBITRAGE FUND

	Balance				Net				Balance
	as of				Unrealized	Amortized	Transfers	Transfers	as of
	June 30,			Realized	appreciation	discounts/	in to	out of	June 30,
	2016	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	Level 3	2017
Common Stocks	$1,175,330	$0	$—	$(26,771)	$147,122	$—	$—	$—	$1,295,681
Preferred Stocks	695,826	—	(2,690)	(412)	(39,724)	—	—	—	653,000
Convertible Bonds(1)	0	—	(0)	—	0	—	—	—	—
Corporate Bonds	581,627	—	(250,102)	37,772	75,523	180	—	—	445,000
Escrow Notes	0	—	—	—	—	—	—	—	0
	$2,452,783	$0	$(252,792)	$10,589	$182,921	$180	$—	$—	$2,393,681
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2017									$135,351
(1)  Converted to Common Stock

GLOBAL TACTICAL ALLOCATION FUND

	Balance				Net				Balance
	as of				Unrealized	Amortized	Transfers	Transfers	as of
	June 30,			Realized	appreciation	discounts/	in to	out of	June 30,
	2016	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	Level 3	2017
Common Stocks	$11,020	$—	$—	$—	$3,344	$—	$—	$—	$14,364
	$11,020	$—	$—	$—	$3,344	$—	$—	$—	$14,364
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2017									$3,344

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

STRATEGIC GROWTH FUND

	Balance				Net				Balance
	as of				Unrealized	Amortized	Transfers	Transfers	as of
	June 30,			Realized	appreciation	discounts/	in to	out of	June 30,
	2016	Purchases	Sales	gain (loss)	(depreciation)	premiums	Level 3	Level 3	2017
Common Stocks	$306,291	$—	$—	$—	$92,943	$—	$—	$—	$399,234
	$306,291	$—	$—	$—	$92,943	$—	$—	$—	$399,234
Net change in unrealized appreciation (depreciation) for Level 3 investments still held as of June 30, 2017									$92,943

Transfers are recognized at the end of the reporting period.

There have been no transfers in and out of Level 1 and Level 2 fair value measurements as of June 30, 2017, except for the Quaker Event Arbitrage Fund listed below:

Transfers out of Level 1 into Level 2	$426,962	Due to a decrease in market activity.
Transfers out of Level 2 into Level 1	$515,182	Due to an increase of market activity.

The following presents information about significant unobservable inputs related to Level 3 investments at June 30, 2017:

EVENT ARBITRAGE FUND

Asset	Fair Value at	Valuation	Unobservable	Input	Increase in Inputs
Categories	June 30, 2017	Technique	Input	Values	Impact on Valuation*
Common Stocks
Auto Parts &	$15,000	Market approach	Last traded price of	$2.53	Increase
Equipment			pre-conversion bonds
Computers	0	Profitability expected	Uncertainty of any	$0.00	Increase
		return method	additional future payout
Escrow Shares	0	Profitability expected	Uncertainty of any	$0.00	Increase
		return method	additional future payout
Healthcare-Products	19,002	Market approach	Last traded price of non-	-32.00%	Decrease
			restricted shares less a discount
Healthcare-Services	1,240,529	Market approach	Last traded price adjusted	0.09%	Increase
			by movement in index
Holding Companies-	0	Profitability expected	Uncertainty of any	$0.00	Increase
Diversified		return method	additional future payout
Mining	0	Profitability expected	Uncertainty of any	$0.00	Increase
		return method	additional future payout
Real Estate	21,150	Vendor pricing	Single broker quote since	$0.23	Increase
			shares are not listed yet
Corporate Bonds
Auto Parts &	0	Profitability expected	Uncertainty of any	$0.00	Increase
Equipment		return method	additional future payout
Diversified Financial	25,000	Vendor pricing	Single broker quote	$0.50	Increase
Services
Diversified Financial	420,000	Vendor pricing	Single broker quote	$42.00	Increase
Services
Venture Capital	0	Profitability expected	Uncertainty of any	$0.00	Increase
		return method	additional future payout
Escrow Notes	0	Profitability expected	Uncertainty of any	$0.00	Increase
		return method	additional future payout
Preferred stock
Healthcare-Services	613,000	Market approach	Prior transaction cost	$1,000.00	Increase
Insurance	40,000	Vendor pricing	Single broker quote	$4,000.00	Increase

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

GLOBAL TACTICAL ALLOCATION FUND

Asset	Fair Value at	Valuation	Unobservable	Input	Increase in Inputs
Categories	June 30, 2017	Technique	Input	Values	Impact on Valuation*
Common Stocks
Airlines	$14,364	Market approach	Projected final distribution	$1.89	Decrease
STRATEGIC GROWTH FUND
Common Stocks
Airlines	$399,234	Market approach	Projected final distribution	$1.89	Decrease
*  An impact to Valuation from a decrease in input would produce the opposite effect of an increase.

B. Federal Income Taxes.     It is the Funds’ policy to comply with the requirements of Subchapter M of the Internal Revenue Code and to distribute substantially all of their taxable income to shareholders. Therefore, no federal income tax provision is required.

In accordance with Financial Accounting Standards Board (“FASB”) Interpretation ASC 740, (“ASC 740”), each Fund recognizes a tax benefit from an uncertain position only if it is more likely than not that the position is sustainable, based solely on its technical merits and consideration of the relevant taxing authority’s widely understood administrative practices and precedents. If this threshold is met, a Fund measures the tax benefit as the largest amount of benefit that is greater than fifty percent likely of being realized upon ultimate settlement. The Funds identify their major tax jurisdictions as U.S. Federal and the Commonwealth of Massachusetts.  Management has reviewed the tax positions for each of the three open tax years as of June 30, 2017 and has determined that the implementation of ASC 740 does not have a material impact on the Funds’ financial statements. Each Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

Net investment income or loss and net realized gains or losses may differ for financial statement and income tax purposes primarily due to investments that have a different basis for financial statement and income tax purposes. The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains were recorded by each Fund. Permanent differences in the recognition of earnings are reclassified to additional paid-in capital. Distributions in excess of tax-basis earnings are recorded as a return of capital.

C. Security Transactions and Investment Income.     Security transactions are recorded on the trade date. Realized gains and losses are determined using the specific identification cost method. Interest income on debt securities is recorded daily on the accrual basis. Discounts and premiums on debt securities are amortized over their respective lives. Dividend income is recorded on the ex-dividend date, or as soon as information is available to the Fund.

D. Short Sales of Investments.     Certain Funds may make short sales of investments, which are transactions in which a Fund sells a security it does not own in anticipation of a decline in the fair value of that security. To complete such a transaction, the Fund must borrow the security to make delivery to the buyer. The Fund is then obligated to replace the security borrowed by purchasing it at the market price at the time of replacement. The broker retains the proceeds of short sales to the extent necessary to meet margin requirements until the short position is closed out.

If a security pays a dividend while the Fund holds it short, the Fund will need to pay the dividend to the original owner of the security. Since the Fund borrowed the shares and sold them to a third party, the third party will receive the dividend from the security and the Fund will pay the original owner the dividend directly. The

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Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

Fund is not entitled to the dividend because it does not own the shares. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be recognized upon the termination of a short sale.

E. Written Options Contracts.     Certain Funds may write options to manage exposure to certain changes in the market. When a Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the Fund realizes a gain from investments equal to the amount of the premium received. When a written call option is exercised, the difference between the premium and the amount for effecting a closing purchase transaction, including brokerage commission, is also treated as a realized gain or loss. When a written put option is exercised, the amount of the premium received reduces the cost of the security purchased by the Fund.

A risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised.

In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

F. Purchased Options.     Certain Funds may purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Fund, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Fund will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Fund will realize either no gain or a loss on the purchase of the call option. A Fund will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio (“protective puts”) or in securities in which it may invest. The purchase of a put option will entitle the Fund, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Fund’s securities. Put options may also be purchased by a Fund for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Fund will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Fund will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

G. Futures Contracts.     Certain Funds may enter into financial futures contracts, to the extent permitted by their investment policies and objectives, for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Fund intends to purchase. Upon entering into a financial futures contract, a Fund is required to deposit cash or securities as initial margin.

Additional securities are also segregated as collateral up to the current market value of the financial futures contracts. Subsequent payments, known as variation margin, are made or received by the Fund, depending on the fluctuation in the value of the underlying financial instruments. The Fund recognizes an unrealized gain or loss equal to the variation margin. When the financial futures contracts are closed, a realized gain or loss is recognized equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund’s basis in the contracts. The risks associated with entering into financial futures contracts include the possibility that a change in the value of the contract may not correlate with the changes in the value of the

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Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

underlying instruments. In addition, investing in financial futures contracts involves the risk that the Fund could lose more than the original margin deposit and subsequent payments required for a futures transaction. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

H. Foreign Currency Transactions.     Securities and other assets and liabilities denominated in foreign currencies are converted each business day into U.S. dollars based on the prevailing rates of exchange. Purchases and sales of portfolio securities and income and expenses are converted into U.S. dollars on the respective dates of such transactions.

Gains and losses resulting from changes in exchange rates applicable to foreign securities are not reported separately from gains and losses arising from movements in securities prices.

Net realized foreign exchange gains and losses include gains and losses from sales and maturities of foreign currency exchange contracts, gains and losses realized between the trade and settlement dates of foreign securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes on the Funds’ books and the U.S. dollar equivalent of the amounts actually received. Net unrealized foreign exchange gains and losses include gains and losses from changes in the fair value of assets and liabilities denominated in foreign currencies other than portfolio securities, resulting from changes in exchange rates.

I. Forward Foreign Currency Contracts.     Certain Funds may enter into forward foreign currency contracts to hedge against foreign currency exchange rate risk on their non-U.S. dollar denominated securities or to facilitate settlement of foreign currency denominated portfolio transactions. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price on a future date. The contract is marked-to-market daily and the change in value is recorded by a Fund as an unrealized gain or loss. When a forward foreign currency contract is extinguished, through either delivery or offset by entering into another forward foreign currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was extinguished.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected in the Statements of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

J. Portfolio Investment Risks.     Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future disruptive political and economic developments and the possible imposition of exchange controls or other unfavorable foreign government laws and restrictions. In addition, investments in certain countries may carry risks of expropriation of assets, confiscatory taxation, political or social instability, or diplomatic developments that adversely affect investments in those countries. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers in industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

K. Multiple Class Allocations.     Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder servicing expenses. Each class of shares has exclusive

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

L. Expense Allocations.     Expenses are allocated to each series based upon its relative proportion of net assets to the Trust’s total net assets.

M. Distributions to Shareholders.     Each Fund generally declares dividends at least annually, payable in December, on a date selected by the Board. In addition, distributions may be made annually in December out of net realized gains through October 31 of that calendar year. Distributions to shareholders are recorded on the ex-dividend date. Each Fund may make a supplemental distribution subsequent to the end of its fiscal year ending June 30.

N. Use of Estimates.     The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenue and expenses during the reporting period. Actual results could differ from those estimates, and those differences could be significant.

O. Security Loans.     The Funds receive compensation in the form of fees, or retain a portion of interest on the investment of any cash received as collateral. The Funds also continue to receive interest or dividends on the securities loaned. The loans are secured by collateral at least equal to 102% of the prior days market value of the loaned securities. Gain or loss in the fair value of the securities loaned that may occur during the term of the loan will be for the account of the Funds. The Funds have the right under the lending agreement to recover the securities from the borrower on demand.

P. Derivative Instruments.     The Funds have adopted amendments to authoritative guidance on disclosures about derivative instruments and hedging activities which require that the Funds disclose: a) how and why an entity uses derivative instruments; and b) how derivative instruments and related hedged items affect an entity’s financial position, financial performance and cash flows.

The Funds may trade financial instruments where they are considered to be a seller of credit derivatives in accordance with authoritative guidance under GAAP on derivatives and hedging.

The fair value of derivative instruments whose primary underlying risk exposure is equity price risk at June 30, 2017 were as follows:

EVENT ARBITRAGE
	Fair Value
Derivative	Asset Derivatives(1)	Liability Derivatives(2)
Written Options	$—	$407,151
Purchased Options	417,041	—

(1)	Statement of Assets and Liabilities location: Investments, at value.
(2)	Statement of Assets and Liabilities location: Written options, at value.

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 2 — Summary of Significant Accounting Policies and Other Information (Continued)

The effect of derivative instruments on the Statement of Operations whose underlying risk exposure is equity price risk for the period ended June 30, 2017 were as follows:

EVENT ARBITRAGE		Change in Unrealized Appreciation
	Realized Gain (Loss) on Derivatives	(Depreciation) on Derivatives
Derivative	Recognized in Income(1)	Recognized in Income(2)
Written Options	$884,772	$(236,444)
Purchased Options	(338,293)	52,252

(1)	Statement of Operations location: Net realized gain (loss) from written options and net realized gain (loss) from securities.
(2)	Statement of Operations location: Net unrealized appreciation (depreciation) on written options and net unrealized appreciation (depreciation) on securities.

For the period ending June 30, 2017, the Event Arbitrage Fund had: long option contracts (5,563 contracts) were purchased and $1,898,284 in premiums were paid, written option contracts (23,220 contracts) were opened and $2,548,566 in premiums were received.

Note 3 — Investment Advisory Fee and Other Related Party Transactions

QFI serves as investment adviser to each Fund. Pursuant to separate investment sub-advisory agreements, QFI has selected the following investment advisory firms to serve as sub-advisers:

Fund	Sub-adviser
Event Arbitrage	N/A
Global Tactical Allocation	N/A
Mid-Cap Value	Kennedy Capital Management, Inc.
Small-Cap Value	AJO, LP
Strategic Growth	Los Angeles Capital Management and Equity Research, Inc.

As of the close of  business on October 31, 2016, DG Capital Management, Inc.  resigned as the sub-adviser to the Global Tactical Allocation Fund and the Strategic Growth Fund.  The Global Tactical Allocation Fund has not entered into a new sub-advisory agreement.  On November 1, 2016 the Strategic Growth Fund entered into a new sub-advisory agreement with Los Angeles Capital Management and Equity Research, Inc.

QFI or the sub-advisers provide each Fund with a continuous program of supervision of the Fund’s assets, including the composition of its portfolio, and furnish advice and recommendations with respect to investments, investment policies and the purchase and sale of securities.

Each Fund paid QFI aggregate fees shown in the table below for the fiscal year ending June 30, 2017.  Amounts are expressed as an annualized percentage of average net assets.

	Aggregate	Subadvisory	Advisory &
	advisory fee	fee paid by QFI	subadvisory
	paid to QFI*	to the sub-adviser	(reimbursed) fee
Event Arbitrage	1.30%	N/A	(0.81)%
Global Tactical Allocation	0.94%	0.28%	(0.19)%
Mid-Cap Value	1.05%	0.75%	N/A
Small-Cap Value	0.96%	0.61%	N/A
Strategic Growth	1.04%	0.49%	(0.12)%

*
The Global Tactical Allocation Fund paid an aggregate advisory fee of 1.25% for the period July 1, 2016 to October 31, 2016 and 0.75%  for the period November 1, 2016 to June 30, 2017 . The Small-Cap Value Fund paid an aggregate advisory fee of 1.00% for the period July 1, 2016 to September 30, 2016 and 0.95% for the period October 1, 2016 to June 30, 2017.  The Strategic Growth Fund paid an aggregate advisory fee of 1.30% for the period July 1, 2016 to October 31, 2016 and a fee of 0.95% on the first $25 million; 0.85% on the next $175 million; and 0.75% thereafter for the period November 1, 2016 to June 30, 2017.

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

For the fiscal year ending June 30, 2017, QFI and the sub-advisers earned and reimbursed fees as follows:

	Aggregate	Subadvisory	Advisory &
	advisory fee	fee paid by QFI	subadvisory
	paid to QFI	to the sub-adviser	(reimbursed) fee
Event Arbitrage	$400,645	N/A	$(248,548)
Global Tactical Allocation	68,922	20,666	(13,792)
Mid-Cap Value	76,133	54,381	N/A
Small-Cap Value	304,604	193,964	N/A
Strategic Growth	815,697	382,911	(92,694)

QFI contractually agreed to waive its management fee to the extent that the total operating expenses of Event Arbitrage (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 1.99% for Class A shares, 2.74% for Class C shares, and 1.74% for Institutional Class shares of the average net assets of each class, respectively. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Event Arbitrage were less than the annualized expense ratio, the Trust, on behalf of Event Arbitrage, would reimburse QFI for any fees previously waived and/or expenses previously assumed; provided, however, that repayment would be payable only to the extent that it (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Event Arbitrage, and (b) can be repaid without causing the expenses of Event Arbitrage to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from October 28, 2016 until November 1, 2017. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to Event Arbitrage, in the event of its merger or liquidation.

On November 1, 2016, QFI contractually agreed to waive the lesser of 0.30% of its management fee  or assume expenses to the extent necessary  to reduce the total operating expenses of Global Tactical Allocation (excluding 12b-1 fees, interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) when they exceed 1.50%  of the average daily net assets of the Global Tactical Allocation Fund. QFI currently has no intention to terminate this arrangement; however, it may do so at any time in its sole discretion.

If, at any time, the annualized expenses of Global Tactical Allocation were less than the annualized expense ratio or fee waiver, the Trust, on behalf of Global Tactical Allocation, would reimburse QFI for any fees previously waived and/or expenses previously assumed, provided, however, that the repayment shall be payable only to the extent that it: (a) can be made during the three (3) years following the time at which the adviser waived fees or assumed expenses for Global Tactical Allocation, and (b) can be repaid without causing the expenses of Global Tactical Allocation to exceed the annualized expense ratio. This fee waiver agreement shall continue in effect from November 1, 2016 until November 1, 2017. This agreement shall automatically terminate upon termination of the advisory agreement between QFI and the Trust or, with respect to Global Tactical Allocation, in the event of its merger or liquidation.

Additionally, QFI contractually agreed to waive its management fee to the extent that the total operating expenses of Strategic Growth (exclusive of interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed the annual rate of 2.24% for Class A shares, 2.99% for Class C shares, and 1.99% for Institutional Class shares of the average net assets of each class, respectively. QFI has agreed to pass these waivers onto the shareholders. QFI terminated this arrangement as of the close of business on October 31, 2016.

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 3 — Investment Advisory Fee and Other Related Party Transactions (Continued)

If, prior to November 1, 2016 the annualized expenses of Strategic Growth were less than the annualized expense ratio, the Trust, on behalf of Strategic Growth, would reimburse the sub-adviser for any fees previously waived and/or expenses previously assumed, provided, however, that the repayment shall be payable only to the extent that it: (a) can be made during the three (3) years following the time at which the sub-adviser waived fees or assumed expenses for Strategic Growth, and (b) can be repaid without causing the expenses of Strategic Growth to exceed the annualized expense ratio. This agreement automatically terminated upon the termination of the sub-advisory agreement with DG Capital Management, Inc., with respect to Strategic Growth.

At June 30, 2017, the cumulative unreimbursed amount paid and/or waived by the Adviser on behalf of Event Arbitrage and  Global Tactical Allocation that may be recovered are $753,774 and $13,792, respectively.  For Strategic Growth Fund the unreimbursed amount waived by the Adviser which may not be recovered is $92,694.  The Adviser may recapture portions of the above amounts no later than the dates stated below.

	June 30,	June 30,	June 30,
	2018	2019	2020
Event Arbitrage	$206,244	$298,982	$248,548
Global Tactical Allocation	—	—	13,792

Foreside Fund Services, LLC (“Distributor”) serves as principal underwriter for the Trust. The Trust has adopted distribution and shareholder servicing plans pursuant to Rule 12b-1 of the 1940 Act for Class A and Class C shares described below. There is no Rule 12b-1 distribution plan for Institutional Class shares of the Funds. The Class A Plan provides that each Fund may pay a servicing or Rule 12b-1 fee at an annual rate of 0.25% of the Class A average net assets on a monthly basis to persons or institutions for performing certain servicing functions for the Class A shareholders. The Class A Plan also allows the Fund to pay or reimburse expenditures in connection with sales and promotional services related to distribution of the Fund’s shares, including personal services provided to prospective and existing shareholders. The Class C Plan provides that each Fund may compensate QFI and others for services provided and expenses incurred in the distribution of shares at an annual rate of 1.00% of the average net assets of each class on a monthly basis.

For the fiscal year ending June 30, 2017, the Distributor received underwriter concessions from the sale of Funds shares as follows:

Fund	Amount
Event Arbitrage	$3,506
Global Tactical Allocation	36
Mid-Cap Value	67
Small-Cap Value	15
Strategic Growth	718

Except for the Trust’s Chief Compliance Officer (“CCO”), employees and Officers of QFI do not receive any compensation from the Trust. The CCO of the Trust also serves as general counsel to QFI. For fiscal year ending June 30, 2017, the Funds compensated the CCO as follows:

Fund	Amount
Event Arbitrage	$35,800
Global Tactical Allocation	8,537
Mid-Cap Value	8,491
Small-Cap Value	36,827
Strategic Growth	91,472

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 4 — Purchases and Sales of Investments

For the fiscal year ending June 30, 2017 aggregate purchases and sales of investment securities (excluding short-term investments) for each Fund were as follows:

	Purchases	Sales
Event Arbitrage	$80,295,064	$94,361,499
Global Tactical Allocation	12,226,943	13,206,168
Mid-Cap Value	2,000,180	3,195,425
Small-Cap Value	45,648,513	55,450,546
Strategic Growth	140,530,014	160,123,947

Note 5 — Options Written

A summary of option contracts written by the Trust during the fiscal year ending June 30, 2017 are as follows:

	Event Arbitrage
	Number of	Option
	Contracts	Premiums
Options outstanding at beginning of year	1,510	$342,341
Options written	23,220	2,548,566
Options closed	(6,716)	(1,013,977)
Options exercised	(3,815)	(561,142)
Options expired	(11,526)	(1,014,287)
Options outstanding at end of year	2,673	$301,501

Note 6 — Tax Matters

For U.S. federal income tax purposes, the cost of securities owned, gross appreciation, gross depreciation, and net unrealized appreciation (depreciation) of investments at June 30, 2017 for each Fund were as follows:

		Gross	Gross	Net Appreciation
Fund	Cost	Appreciation	Depreciation	(Depreciation)
Event Arbitrage	$31,805,889	$2,085,635	$(7,018,639)	$(4,933,004)
Global Tactical Allocation	6,729,063	180,781	(160,984)	19,797
Mid-Cap Value	7,831,227	1,533,380	(192,445)	1,340,935
Small-Cap Value	31,765,750	3,401,035	(882,141)	2,518,894
Strategic Growth	75,995,782	8,503,411	(906,157)	7,597,254

As of June 30, 2017, the components of distributable earnings on a tax basis were as follows:

				Other				Total
		Undis-	Undis-	Accum-	Capital		Post-	Distribu-
	Unrealized	tributed	tributed	ulated	Loss	Late	October	table
	Appreciation	Ordinary	Capital	Gain/	Carry-	Year	Capital	Earnings/
Fund	(Depreciation)	Income	Gain	(Loss)	forward	Loss	Loss	(Loss)
Event Arbitrage	$(4,933,004)	$745,188	$—	$(342,878)	$(5,514,315)	$—	$(1,039,650)	$(11,084,659)
Global Tactical Allocation	19,797	—	—	2	(2,836,767)	—	—	(2,816,968)
Mid-Cap Value	1,340,935	—	—	—	(1,170,572)	(29,423)	—	140,940
Small-Cap Value	2,518,894	1,025,614	2,260,603	12	—	—	—	5,805,123
Strategic Growth	7,597,254	—	—	(367)	(164,714,297)	(5,631)	—	(157,123,041)

The difference between book basis and tax basis unrealized appreciation (depreciation) is attributable primarily to the tax deferral of losses on wash sales and straddles from options, and the differing book/tax treatment of unrealized appreciation/depreciation on partnership adjustments.

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 6 — Tax Matters (Continued)

The undistributed ordinary income, capital gains and carryforward losses shown above differ from the corresponding accumulated net investment income and accumulated net realized gain (loss) figures reported in the statements of assets and liabilities due to differing book/tax treatment of short-term capital gains, and certain temporary book/tax differences such as the deferral of realized losses on wash sales, PFIC mark to market, partnership adjustments, straddles from options and net losses realized after October 31 and from ordinary losses incurred after December 31.

Under current tax law, foreign currency and net capital losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. The Funds elected to defer net capital and currency losses as indicated in the chart below.

At June 30, 2017, the capital loss carryovers, late year losses, post-October capital loss and the capital loss utilized for the Funds were as follows:

	Capital Loss Carryovers Expiring		Late Year	Post-October	Capital Loss
Fund	Indefinite	2018	Loss	Capital Loss	Utilized
Event Arbitrage	$5,514,315	$—	$—	$1,039,650	$—
Global Tactical Allocation	118,084	2,718,683	—	—	—
Mid-Cap Value	—	1,170,572	29,423	—	347,332
Small-Cap Value	—	—	—	—	—
Strategic Growth	—	164,714,297	5,631	—	3,739,578

Note 7 — Reclassification of Capital Accounts

In accordance with the accounting pronouncements, each Fund has recorded reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Funds and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to shareholders. As of June 30, 2017, the Funds recorded the following reclassification to increase (decrease) the accounts listed below:

	Accumulated	Accumulated
	Net Investment	Net Realized	Paid in
Fund	Income (Loss)	Gain (Loss)	Capital
Event Arbitrage	$212,321	$(212,321)	$—
Global Tactical Allocation	50,068	7,414,401	(7,464,469)
Mid-Cap Value	42,254	3,241,867	(3,284,121)
Small-Cap Value	285,999	(285,999)	—
Strategic Growth	810,542	189,465,000	(190,275,542)

Note 8 — Distributions to Shareholders

Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. The information set forth below is for each Fund as required by federal securities laws.

The tax character of dividends and distributions paid during the fiscal years of 2017 and 2016 were as follows:

	Ordinary Income		Long-Term Capital Gain
Fund	2017	2016	2017	2016
Event Arbitrage	$159,996	$5,355,904	$—	$—
Small-Cap Value	—	—	—	2,564,967

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 9 — Fund Share Transactions

At June 30, 2017, there were an unlimited number of shares of beneficial interest with a $0.01 par value authorized. The following table summarizes the activity in shares of each Fund:

	Event Arbitrage
	Year Ended 6/30/17		Year Ended 6/30/16
	Shares	Value	Shares	Value
Shares sold:
Class A	207,521	$2,565,664	164,719	$2,016,773
Class C	14,517	173,664	65,857	752,078
Institutional Class	352,078	4,453,078	1,417,648	17,829,495
Shares issued to shareholders due
to reinvestment of distributions:
Class A	4,798	58,779	131,922	1,436,632
Class C	435	5,123	40,419	424,799
Institutional Class	5,782	71,407	188,327	2,064,058
	585,131	$7,327,715	2,008,892	$24,523,835
Shares Redeemed:
Class A	(475,134)	(5,908,748)	(1,446,579)	(16,822,707)
Class C	(159,711)	(1,888,778)	(206,687)	(2,299,048)
Institutional Class	(567,510)	(6,974,898)	(5,943,485)	(68,456,381)
	(1,202,355)	$(14,772,424)	(7,596,751)	$(87,578,136)
Net increase (decrease)	(617,224)	$(7,444,709)	(5,587,859)	$(63,054,301)

	Global Tactical Allocation
	Year Ended 6/30/17		Year Ended 6/30/16
	Shares	Value	Shares	Value
Shares sold:
Class A	7,980	$83,591	89,237	$959,273
Class C	2,103	20,892	72,024	754,719
Institutional Class	307,084	3,677,885	243,325	3,016,440
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	317,167	$3,782,368	404,586	$4,730,432
Shares Redeemed:
Class A	(167,117)	(1,748,988)	(265,117)	(2,753,883)
Class C	(56,996)	(557,112)	(81,694)	(787,122)
Institutional Class	(156,645)	(1,880,587)	(175,288)	(2,054,323)
	(380,758)	$(4,186,687)	(522,099)	$(5,595,328)
Net increase (decrease)	(63,591)	$(404,319)	(117,513)	$(864,896)

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 9 — Fund Share Transactions (Continued)

	Mid-Cap Value
	Year Ended 6/30/17		Year Ended 6/30/16
	Shares	Value	Shares	Value
Shares sold:
Class A	4,309	$113,588	1,881	$43,012
Class C	247	5,732	694	13,877
Institutional Class	6,465	187,330	5,020	114,887
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	11,021	$306,650	7,595	$171,776
Shares Redeemed:
Class A	(30,932)	(823,921)	(52,638)	(1,183,778)
Class C	(13,530)	(309,983)	(13,894)	(273,981)
Institutional Class	(8,120)	(229,719)	(11,130)	(267,895)
	(52,582)	$(1,363,623)	(77,662)	$(1,725,654)
Net increase (decrease)	(41,561)	$(1,056,973)	(70,067)	$(1,553,878)

	Small-Cap Value
	Year Ended 6/30/17		Year Ended 6/30/16
	Shares	Value	Shares	Value
Shares sold:
Class A	8,736	$199,054	11,691	$250,197
Class C	411	7,675	10,602	193,798
Institutional Class	15,401	366,482	52,805	1,135,000
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	24,361	506,715
Class C	—	—	7,880	132,549
Institutional Class	—	—	67,292	1,473,012
	24,548	$573,211	174,631	$3,691,271
Shares Redeemed:
Class A	(62,175)	(1,437,981)	(38,582)	(804,852)
Class C	(24,210)	(451,121)	(11,575)	(186,481)
Institutional Class	(357,329)	(8,460,169)	(84,509)	(1,918,930)
	(443,714)	$(10,349,271)	(134,666)	$(2,910,263)
Net increase (decrease)	(419,166)	$(9,776,060)	39,965	$781,008

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 9 — Fund Share Transactions (Continued)

	Strategic Growth
	Year Ended 6/30/17		Year Ended 6/30/16
	Shares	Value	Shares	Value
Shares sold:
Class A	26,993	$704,491	57,050	$1,408,584
Class C	15,462	363,910	17,680	375,441
Institutional Class	44,663	1,197,952	179,430	4,801,987
Shares issued to shareholders due
to reinvestment of distributions:
Class A	—	—	—	—
Class C	—	—	—	—
Institutional Class	—	—	—	—
	87,118	$2,266,353	254,160	$6,586,012
Shares Redeemed:
Class A	(638,440)	(16,536,992)	(563,222)	(13,957,325)
Class C	(230,332)	(5,180,033)	(140,669)	(3,022,567)
Institutional Class	(277,544)	(7,249,735)	(2,046,038)	(54,865,899)
	(1,146,316)	$(28,966,760)	(2,749,929)	$(71,845,791)
Net increase (decrease)	(1,059,198)	$(26,700,407)	(2,495,769)	$(65,259,779)

Note 10 — Offsetting Assets and Liabilities

The Funds are subject to various Master Netting Arrangements (“MNA”), which govern the terms of certain transactions with select counterparties.  The MNA allow the Funds to close out and net their total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty.  The MNA also specify collateral posting arrangements at pre-arranged exposure levels.  Under the MNA, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant MNA with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of MNA.

The following is a summary of the Assets and Liabilities for each Fund subject to offsets as of June 30, 2017:

Liabilities:
		Gross	Net
		Amounts	Amounts	Gross Amounts Not
		Offset	Presented	Offset in the Statements
		in the	in the	of Assets and Liabilities
	Gross Amounts	Statements	Statements		Collateral
	of Recognized	of Assets	of Assets	Financial	Pledged	Net
Description	Liabilities	and Liabilities	and Liabilities	Instruments	(Received)	Amount
Event Arbitrage
Written Options	$407,151	$—	$407,151	$—	$407,151	$—
Securities Lending	1,268,709	—	1,268,709	1,268,709	—	—
	1,675,860	—	1,675,860	1,268,709	407,151	—

Mid-Cap Value
Securities Lending	2,060,060	—	2,060,060	2,060,060	—	—

Small-Cap Value
Securities Lending	5,691,418	—	5,691,418	5,691,418	—	—

Strategic Growth
Securities Lending	11,925,730	—	11,925,730	11,925,730	—	—

2017 ANNUAL REPORT

Notes to the Financial Statements (continued)

Note 11 — Indemnifications

Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, in the normal course of business, the Trust enters into contracts with its vendors and others that provide for general indemnifications.

The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Trust, and, therefore, cannot be estimated; however, based on experience, risk of loss from such claims is considered remote.

Note 12 — Securities Lending

The Funds hold units of the Mount Vernon Liquid Assets Portfolio, LLC as cash collateral whose main objective is to maximize current income to the extent consistent with the preservation of capital and liquidity. It primarily invests in Certificates of Deposits, Asset Backed and Financial Company Commercial Paper, and Repurchase Agreements.  The Mid-Cap Value, Small-Cap Value and Strategic Growth Funds’ all hold a significant concentration in the Mount Vernon Liquid Assets Portfolio, LLC.

At June 30, 2017, the aggregate market value of loaned securities and the value of the cash collateral the Funds received is as follows:

	Loaned Securities	Value of	% of
	Market Value	Cash Collateral	Net Assets
Event Arbitrage	$1,243,416	$1,268,709	4.3%
Mid-Cap Value	2,022,215	2,060,060	29.1%
Small-Cap Value	5,549,586	5,691,418	19.8%
Strategic Growth	$11,664,807	$11,925,730	16.6%

Private Investment Co. purchased with proceeds from securities lending collateral is included in the Schedules of Investments and the Statements of Assets and Liabilities.  The interest income, net of fees, earned by the Funds on the cash collateral received from borrowers for the securities loaned to them is reflected in the Statements of Operations.

Note 13 — New Accounting Pronouncement

In October 2016, the U.S. Securities and Exchange Commission adopted new rules and amended existing rules (together, “final rules”) intended to modernize the reporting and disclosure of information by registered investment companies. In part, the final rules amend Regulation S-X and require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. The compliance date for the amendments to Regulation S-X is August 1, 2017. Management is currently evaluating the impact that the adoption of the amendments to Regulation S-X will have on the financial statements and related disclosures.

Note 14 — Events Subsequent to Year-End

Management has evaluated portfolio related events and transactions that occurred subsequent to June 30, 2017 through the date of issuance of the financial statements. There were no events or transactions that occurred during the period that materially impacted the amounts or disclosures in the financial statements.

2017 ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Quaker Investment Trust

We have audited the accompanying statements of assets and liabilities of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund (the “Funds”), each a series of Quaker Investment Trust (the “Trust”), including the schedules of investments, as of June 30, 2017, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting.  Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of June 30, 2017, by correspondence with the custodian and brokers or through other appropriate procedures where replies from brokers were unable to be obtained.  An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Mid-Cap Value Fund, Quaker Small-Cap Value Fund, and Quaker Strategic Growth Fund, as of June 30, 2017, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
August 28, 2017

2017 ANNUAL REPORT

Trustees and Officers (unaudited)

June 30, 2017

The Board has overall responsibility for conduct of the Trust’s affairs. The day-to-day operations of the Trust are managed by QFI subject to the Bylaws of the Trust and review by the Board. The Trustees, including those Trustees who are also officers, are listed below:

Serving as
		an Officer		Portfolios	Directorships
Name, Address	Position(s) Held	or Trustee of	Principal Occupation(s)	Overseen by	Held by
and Age	with the Trust	the Trust	During Past 5 Years	Trustee	Trustee(1)
Jeffry H. King, Sr.(2)(3)	Chairman of the	Since	Chairman of Board of Directors	5	None
1180 W. Swedesford Road,	Board and Chief	Nov. 1996	and Chief Executive Officer,
Suite 150	Executive Officer		Quaker Funds, Inc. (1996–present).
Berwyn, PA 19312
Age 74
Laurie Keyes(3)(4)	Treasurer and	Since	Chief Financial Officer,	5	None
1180 W. Swedesford Road,	Trustee	Nov. 1996	Quaker Funds, Inc. (1996–present).
Suite 150
Berwyn, PA 19312
Age 67
Justin Brundage(5)	Secretary	Since	President, Quaker Funds, Inc.	N/A	N/A
1180 W. Swedesford Road,		Nov. 2006	(2007–present); Chief Operating
Suite 150			Officer, Quaker Funds, Inc.
Berwyn, PA 19312			(2005–present).
Age 47
Timothy E. Richards	Chief Compliance	Since	General Counsel to Quaker Funds,	N/A	N/A
1180 W. Swedesford Road,	Officer	March 2004	Inc. (2003–present); Chief
Suite 150			Compliance Officer for the Quaker
Berwyn, PA 19312			Investment Trust (2004–present).
Age 52
James R. Brinton	Trustee	Since	Vice President, Powers Craft	5	None
1180 W. Swedesford Road,		Feb. 2002	Parker & Beard (2015–present);
Suite 150	Lead	Since	President, Robert J. McAllister
Berwyn, PA 19312	Independent	Aug. 2007	Agency, Inc. (1979–2015).
Age 63	Trustee
Gary Edward Shugrue	Trustee	Since	Managing Director, Veritable, LP	5	Director, BHR
1180 W. Swedesford Road,		July 2008	(2016–present); President		Institutional
Suite 150			and Chief Investment		Funds; Director,
Berwyn, PA 19312			Officer, Ascendant Capital		ACP Funds
Age 63			Partners (2001–2016).		Trust
Warren West	Trustee	Since	President and owner, Greentree	5	None
1180 W. Swedesford Road,		Nov. 2003	Brokerage Services, Inc.
Suite 150			(1998–present).
Berwyn, PA 19312
Age 60

2017 ANNUAL REPORT

Trustees and Officers (unaudited) (continued)

Serving as
		an Officer		Portfolios	Directorships
Name, Address	Position(s) Held	or Trustee of	Principal Occupation(s)	Overseen by	Held by
and Age	with the Trust	the Trust	During Past 5 Years	Trustee	Trustee(1)
Everett T. Keech	Trustee	Since	Chairman-Executive Committee,	5	Director,
1180 W. Swedesford Road,		Nov. 2005	Technology Development		Technology
Suite 150			Corp., (1997–present) technology		Development
Berwyn, PA 19312			development and manufacturing		Corp.
Age 77			firm (1997–present); Affiliated
Faculty, University of
Pennsylvania (1998–present).

(1)
Directorship of companies required to report to the SEC under the Securities and Exchange Act of 1934, as amended (the “Exchange Act”) (i.e., “public companies”) and investment companies registered under the 1940 Act.

(2)
Mr. King is considered to be “interested person” of the Trust for purposes of the 1940 Act because he is the Chief Executive Officer and a controlling shareholder of Quaker Funds, Inc., the investment adviser to the Funds.

(3)	Mr. King and Ms. Keyes are husband and wife.
(4)	Ms. Keyes is considered to be an “interested person” of the Trust for purposes of the 1940 Act because she is the Trust’s Treasurer and a controlling shareholder of Quaker Funds, Inc.
(5)	Mr. Brundage is Ms. Keyes’ son.

The Statement of Additional Information for the Trust includes additional information about the Trustees and Officers and is available, without charge, upon request by calling (800) 220-8888.

Form N-Q Filing and Proxy Voting Policies and Procedures

Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Forms N-Q, as well as a description of the policies and procedures that each Fund uses to determine how to vote proxies (if any) relating to portfolio securities is available without charge: (i) upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov. Each Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-month period ended June 30 is available: (i) without charge, upon request, by calling (800) 220-8888; and (ii) on the SEC’s web-site at http://www.sec.gov.

2017 ANNUAL REPORT

Approval of Advisory and Sub-Advisory Agreements (unaudited)

At a meeting held on May 3, 2017, the Board of the Trust (“Trustees” or “Board”) considered the continuation of the Investment Advisory Agreement between the Trust and Quaker Funds, Inc. (“Adviser”) and each of the respective Sub-Advisory Agreements between the Adviser and AJO, LP and Kennedy Capital Management, Inc. (collectively, the “Agreements”) with regard to the Quaker Event Arbitrage Fund, Quaker Global Tactical Allocation Fund, Quaker Small-Cap Value Fund, and Quaker Mid-Cap Value Fund (each a “Fund” and collectively, the “Funds”).  At the meeting, the Trustees who are not “interested persons” (as defined in the 1940 Act) reported to the full Board their considerations with respect to the Agreements, and the Board, including a majority of Independent Trustees, considered and approved the renewal of the Agreements. The renewals were each effective through May 2018.  The sub-advisory agreement for the Trust’s remaining sub-advisor, Los Angeles Capital Management and Equity Research, Inc., was not up for re-approval because that agreement is still in its initial two-year term.

In considering the continuation of the Agreements, the Trustees considered the nature and quality of the services provided by the Adviser and each of the sub-advisers, the proposed fee structures, the level of fee waivers (as applicable), each Fund’s past expense ratios, possible economies of scale, and other possible benefits the Adviser and each of the sub-advisers derive from their relationships with the Funds.  The Trustees also considered other information that had been received from the Adviser and each of the sub-advisers at other meetings throughout the year.

The Trustees first evaluated the nature, extent and quality of services provided by the Adviser and the sub-advisers to the Funds and their shareholders.  The Board reviewed factors such as the background and experience of the management personnel involved in the Funds’ operations, the quality of the monitoring of each Fund’s operations and investment performance, and the monitoring of various service providers to the Funds, the Adviser’s success in obtaining meaningful information on a timely basis from each of the Fund’s sub-advisers. The Board also considered the Adviser’s discussion of its business operations and costs in managing the Funds.  The nature of the sub-advisers’ services to each Fund was considered primarily in respect to the Advisers’ assessment of investment performance of the Funds. The Board was, however, satisfied with the adherence by each sub-adviser to the investment policies and restrictions of the Funds advised, as well as their adherence to various compliance and other procedures, the materials furnished at quarterly Board meetings, and their communications with the Adviser.

With respect to the Funds’ investment performance, the Trustees reviewed each Fund’s performance compared to relative benchmark indices over one-year, three-year, five-year, ten-year and since inception periods, as applicable, as of the end of the most recent calendar year.  The Board considered the reasons for a Fund’s over or underperformance against its particular benchmark.  It noted that several of the Funds had experienced some positive short-term outperformance on a gross of fees basis.  The Board took into account the Adviser’s discussion concerning the longer-term underperformance in the Funds, including underperformance due to a sub-adviser’s investment style being out of favor or a temporary unfavorable over- or underweight to out-of-favor or underperforming sectors, or stock selection.  The Board expressed its desire to see performance improvements.

In considering the appropriateness of the advisory fees charged to the Funds, the Board also reviewed and considered the advisory fees in light of the nature, extent and quality of the investment management services provided, and to be provided, by the Adviser and each sub-adviser, as more fully discussed above.  The Trustees considered the costs of the services provided to the Trust and the profits (or the lack thereof) realized by the Adviser from its relationship with the Trust based on the profitability information provided to the Board.  It also considered the Adviser’s and sub-advisers’ willingness to waive or reduce fees, as applicable, noting that in the

2017 ANNUAL REPORT

Approval of Advisory and Sub-Advisory Agreements (unaudited) (continued)

case of sub-adviser fee waivers or reductions, those waivers or reductions were passed on to shareholders.  The Trustees noted that under certain conditions, the Adviser and sub-advisers might be able to recover some of their waived fees in the future.  The Trustees also noted that the sub-advisory fees are paid by the Adviser to each sub-adviser and are not additional fees borne by the Funds.

The Board discussed with the Adviser its financial condition and its continuing efforts to develop strategic partnership plans or seek out transactions that would, among other things, help to increase Fund assets and reduce expenses.  The Board considered those evolving plans in evaluating the costs of services provided, and to be provided. The Board noted the Adviser’s view of the challenge of finding adequate comparative expense peer groups due to the tactical investment process of several of the Funds, the Trust’s manager-of-managers structure, and the fact that some fund complexes use a unitary fee while others break out their expenses in a more transparent manner.  As the Trust is the Adviser’s only client, there was no available comparative fee information for other accounts managed by the Adviser.  The Trustees determined that the Funds’ contractual rates were reasonable in light of, among other things, the types of capacity constrained, tactical allocation, and alternative strategies that they offer.

Additionally, the Board concluded that based on the small asset size of the complex, neither the Adviser nor the applicable Funds’ sub-advisers received any ancillary benefits from their relationships with the Trust.

Based on the totality of the information considered, the Trustees, including a majority of the Funds’ independent Trustees, concluded that the Funds’ advisory contracts should be continued through May 2018.

2017 ANNUAL REPORT

General Information (unaudited)

Tax Information

We are required to advise you within 60 days of the Funds’ fiscal year-end regarding the federal tax status of certain distributions received by shareholders during such fiscal year. The information below is provided for the fiscal year ending June 30, 2017. During the fiscal year ended June 30, 2017, there were no Funds that paid a long-term capital distribution.

Individual shareholders are eligible for reduced tax rates on the following percentages of qualified dividend income. For the purposes of computing the dividends eligible for reduced taxes, the following percentage of the dividends paid by the Fund from ordinary income earned during the fiscal year are considered qualified dividend income.

Fund	Percentage
Event Arbitrage	37.49%

Corporate shareholders may exclude up to the following percentages of qualifying dividends. For the purposes of computing this exclusion, the following percentage of the dividends paid by the Funds from ordinary income earned during the fiscal year represents qualifying dividends.

Fund	Percentage
Event Arbitrage	30.44%

During the fiscal year ending June 30, 2017, the percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for the Fund was as follows.

Fund	Percentage
Event Arbitrage	0.00%

Dividends and distributions received by retirement plans such as IRAs, Keogh type plans and 403(b) plans need not be reported as taxable income. However, many retirement plan trusts may need this information for their annual information reporting. Since the information above is reported for the Funds’ fiscal year and not the calendar year, shareholders should refer to their Form 1099-DIV or other tax information which will be mailed in January 2018 to determine the calendar year amounts to be included on their 2017 tax returns. Shareholders should consult their tax advisers.

Privacy Policy

Your personal privacy is important. At Quaker Investment Trust, including its subsidiaries and affiliated entities, we recognize that whether you are an existing customer or are considering a relationship with us, you have an interest in how we collect, retain and use information about you and your relationship with us.

We are committed to protecting your confidential information. We do this by maintaining standards and procedures designed to prevent the accidental disclosure of such information and/or its misuse. Our Customer Privacy Policy, which outlines how we accomplish the protection of your information, is set forth below.

2017 ANNUAL REPORT

General Information (unaudited) (continued)

I. INFORMATION COLLECTION

We may collect “non-public personal information” about you from the following sources:

•	Information we receive from you on account applications and other account forms you provide to us;
•	Information about your transactions with us, our affiliates, and other entities;
•
Information we receive from third parties, such as credit bureaus, the IRS, and others. “Non-public personal information” is non-public information about you that we obtain in connection with providing a financial product or service to you. For example, non-public personal information includes information regarding your account balance, shares held, which funds you own, your investment history, etc.

II.    INFORMATION USE & SHARING WITH THIRD PARTIES

We are permitted under law to share information about our experiences or transactions with you or your account (such as your account balance, shares owned, and investment history) with affiliates. We may also share additional information about you or your account (such as information we receive from account applications and other correspondence) with our affiliates. We do not disclose information to our affiliates that does not directly relate to our or our affiliates’, experiences or transactions with your account.

We are also permitted under law to disclose non-public information about you to “non-affiliated third parties” in certain circumstances. We may share certain kinds of customer information with these third parties solely to facilitate the offering, administration, collection and delivery of our services to you, and only under strictly controlled circumstances designed to protect the privacy of your information. We require any non-affiliated third party with whom we share such information to execute our Confidentiality and Consumer Privacy Protection Agreement. Under that agreement, those parties are not allowed to release, use for their own purposes, or sell, transfer or provide any customer information we share with them to any other party.

You should be aware that there may be occasions where we are legally required to disclose information about you, such as in response to a governmental or court order.

If you decide to close your account with us, we will continue to adhere to these privacy policies. Lastly, we do not sell customer lists or individual customer information.

III.   SECURITY STANDARDS

At Quaker Investment Trust and our affiliates, employee access to customer information is authorized for business purposes only and only for employees who need to know such information.

We regularly train our employees on privacy and privacy security, and we have established and continuously maintain standards and procedures to protect the privacy of your information.

When you use our on-line (Internet) products and services, we may collect information about you to personalize our services to you, but we do not share any such information or your email information to anyone other than our affiliates, unless compelled to do so under law.

IV.   ACCURACY

We continually strive to maintain complete and accurate information about you and your accounts. Should you ever believe that our records are inaccurate or incomplete, please call us immediately at 1-800-220-8888. We will investigate your concerns and correct any inaccuracies. We will also confirm to you the actions we have taken concerning your account. You may also write to us at the Quaker Investment Trust, c/o U.S. Bancorp Fund Services, LLC, P.O. Box 701, Milwaukee, Wisconsin 53201-0701.

2017 ANNUAL REPORT

General Information (unaudited) (continued)

Notice Regarding Delivery of Shareholder Documents

In an effort to decrease costs, each Fund intends to reduce the number of duplicate Prospectuses and Annual and Semi-Annual Reports you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Once implemented, if you would like to discontinue householding for your accounts, please call toll-free at 1-800-220-8888 to request individual copies of these documents. Once a Fund receives notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

2017 ANNUAL REPORT

(This Page Intentionally Left Blank.)

The Quaker Funds are distributed by
Foreside Fund Services, LLC.

Contact us:
Quaker Funds, Inc.
c/o U.S. Bancorp Fund Services, LLC.
PO Box 701
Milwaukee, WI 53201-0701
800.220.8888
www.quakerfunds.com

©2017 Quaker® Investment Trust

QKAR 062017

Item 2. Code of Ethics.

As of the period ended June 30, 2017 (the “Reporting Period”), the Registrant has adopted a code of ethics that applies to the Registrant’s Principal Executive Officer and Principal Financial Officer. During the Reporting Period, there have been no changes to, amendments to, or waivers from, any provision of the code of ethics. A copy of this code of ethics, dated June 30, 2007, is filed as an Exhibit to this Form N-CSR pursuant to Item 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has one audit committee financial expert serving on its audit committee. The Board has designated Everett T. Keech audit committee financial expert serving on the registrant’s audit committee, and determined that Everett T. Keech is independent within the meaning of paragraph (a)(2) of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a)
Audit Fees: The aggregate fees billed for each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for the audit of the Registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $62,500 for 2017 and $62,500 for 2016.

(b)
Audit-Related Fees: The aggregate fees billed in each of the last two fiscal years for assurance and related services rendered to the Registrant by the principal accountant that are reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2017 and $0 for 2016.

(c)
Tax Fees: The aggregate fees billed in each of the last two fiscal years for professional services rendered to the Registrant by the principal accountant for tax compliance, tax advice, and tax planning are $12,500 for 2017 and $12,500 for 2016. The services for each of the fiscal years ended June 30, 2017 and June 30, 2016 consisted of: (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments; and (iii) tax advice regarding tax qualification.

(d)
All Other Fees: The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2017 and $0 for 2016.

(e)
The Audit Committee of the Board of Trustees (the “Audit Committee”) has not adopted pre-approval policies and procedures. Instead, pursuant to the registrant’s Audit Committee Charter that has been adopted by the Audit Committee, the Audit Committee shall approve, prior to appointment, the engagement of the auditor to provide audit services to the registrant and non-audit services to the registrant, its investment adviser or any entity controlling, controlled by or under common control with the investment adviser that provides on-going services to the registrant if the engagement relates directly to the operations and financial reporting of the Registrant.

(f)	All of the principal accountant’s hours spent on auditing the Registrant’s financial statements were attributed to work performed by full time permanent employees of the principal accountant.
(g)
The aggregate non-audit fees billed by the Registrant’s accountant for services rendered to the Registrant and to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and whose activities are overseen by the Registrant’s investment adviser) and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant, for each of the Registrant’s last two fiscal years are $0 for 2017 and $0 for 2016.

(h)
The Audit Committee has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser is compatible with maintaining the principal accountant’s independence. The Audit Committee has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

(a)
A Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1, Report to Shareholders, of this Form N-CSR.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees, where those changes were implemented after the Registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)
The Registrant’s Principal Executive Officer and Principal Financial Officer, or persons performing similar functions, have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(b)Certification pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002.  Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Quaker Investment Trust

By (Signature and Title)      /s/Jeffry H. King, Sr.
Jeffry H. King, Sr.,
Chief Executive Officer

Date    August 30, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)      /s/Jeffry H. King, Sr.
Jeffry H. King, Sr.,
Chief Executive Officer

Date    August 30, 2017

By (Signature and Title)      /s/Laurie Keyes
Laurie Keyes,
Treasurer

Date    August 30, 2017